UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	PGIM Global High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2023

Date of reporting period:	1/31/2023

Item 1 – Reports to Stockholders

PGIM FIXED INCOME CLOSED-END FUNDS

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

SEMIANNUAL REPORT

JANUARY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2023 were not audited and, accordingly, no auditor’s opinion is expressed on them.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Fixed Income Closed-End Funds informative and useful. The report covers performance for the six-month period ended January 31, 2023.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Fixed Income Closed-End Funds

March 15, 2023

PGIM Fixed Income Closed-End Funds    3

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price Per Share as of 1/31/23

$12.97 Net Asset Value (NAV)

$11.85 Market Price

	Total Returns as of 1/31/23	Average Annual Total Returns as of 1/31/23
	Six Months* (%)	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	4.24	-9.36	3.18	4.27

Market Price	4.65	-8.67	5.22	3.63

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index

	4.24	-5.52	1.91	4.05

*Not annualized

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/23

Duration	4.6 years	Average Maturity	6.1 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

4    Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 1/31/23 (%)

AAA	3.3

BBB	11.1

BB	40.4

B	27.4

CCC	14.4

CC	0.2

C	0.2

D	0.1

Not Rated	1.9

Cash/Cash Equivalents	1.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/23

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/23

$0.63	$0.105	10.63%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2023.

PGIM Fixed Income Closed-End Funds    5

Strategy and Performance Overview*

PGIM Global High Yield Fund, Inc.

How did the Fund perform?

The PGIM Global High Yield Fund, Inc.’s shares returned 4.65% based on market price and 4.24% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2023. For the same period, the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 4.24%, including reinvestment of dividends.

What were the market conditions?

•

Global high yield bond spreads tightened during the reporting period amid easing inflation concerns, limited new supply, better-than-anticipated earnings, and receding recession concerns. Retail demand turned positive in the fourth quarter of 2022, as a shift in the growth and inflation narrative, including a downshift in inflation prints and continued US labor market resilience, helped reverse some of the heavy outflows recorded earlier in 2022. Meanwhile, primary market activity remained relatively subdued throughout the reporting period before beginning to pick up again in January 2023, as higher yields and market volatility led to a significant decline in high yield issuance toward the end of 2022.

•

In the US, spreads on the Bloomberg US High Yield 1% Issuer Constrained Index tightened by 51 basis points (bps) to end the reporting period at 425 bps. (One basis point equals 0.01%). This index posted total returns and excess returns of 1.50% and 3.26%, respectively, over the reporting period. By quality, while all ratings categories exhibited positive total returns, B-rated bonds outperformed over the reporting period. High yield gross new issue volume increased in January 2023, totaling $20.5 billion, a sharp reversal from the $16.6 billion that was issued over the entire fourth quarter of 2022. In 2022, full-year gross issuance totaled just $106.5 billion, down from the $483.0 billion that priced in 2021. While fundamentals remained solid, ratings agency actions began trending negative, with the number of downgrades outpacing the number of upgrades. Meanwhile, defaults trended higher, with the trailing 12-month, par-weighted US high yield default rate ending January 2023 at 1.83%, its highest level since June 2021 and up from 0.32% a year earlier.

•

In Europe, spreads on the Bloomberg Pan-European High Yield Index tightened by 129 bps to end the reporting period at 460 bps, amid improved risk sentiment and limited new issuance as market volatility caused a significant slowdown in primary market activity. By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated bonds outperforming as risk sentiment improved markedly in the last month of the reporting period.

•

In the emerging markets debt sector, high yield sovereigns and corporates posted positive returns as emerging markets assets benefited from an improving macro economic backdrop, signs that inflation had peaked, and China’s relaxation of its

6    Visit our website at pgim.com/investments

zero-COVID-19 policy. Emerging markets hard currency spreads, as measured by the JP Morgan EMBI Global Diversified Index, tightened during the reporting period, with the high yield portion of that index tightening 164 bps to end the reporting period at 796 bps.

What worked?

•

Having more beta in the Fund, on average, relative to the Index was the largest contributor to returns over the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Overall security selection and sector allocation both detracted from performance.

•

Within the North American region, overweights relative to the Index to the consumer non-cyclical and aerospace & defense industries, along with an underweight relative to the Index to telecom, contributed to performance.

•

In the European+ Developed Markets region, overweights relative to the Index to the telecom and retail industries, along with an underweight relative to the Index to healthcare, contributed to performance.

•	Within emerging markets, overweights relative to the Index to Argentina and the Republic of Serbia, along with an underweight relative to the Index to Turkey, contributed to performance.

•

Overweights to Emerging Markets issuers Argentina and DME Airport DAC (transportation) and an overweight to USA & Canada issuer Bombardier Inc. (aerospace & defense), were among the largest single-name contributors.

What didn’t work?

•	Within the North American region, overweights relative to the Index to the healthcare & pharmaceuticals, upstream energy, and electric utilities industries detracted from performance.

•	In the European+ Developed Markets region, overweights relative to the Index to food, financials, and car rentals detracted.

•	Within emerging markets, overweights relative to the Index to Brazil, Cote D’Ivoire, and Jamaica detracted from performance.

•

Emerging Markets issuer overweights to Digicel Group (telecom) and B2W Digital Lux SRL (retailers & restaurants), along with an overweight to Europe+ Developed Markets issuer Constellation Automotive Limited (auto parts & distribution), were among the largest single-name detractors.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage detracted from NAV performance and shareholder distributions during the reporting period, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of the end of the reporting

PGIM Fixed Income Closed-End Funds    7

Strategy and Performance Overview* (continued)

period, the Fund had borrowed $105 million and was 16.5% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was 15.2%.

Did the Fund use derivatives?

The Fund utilized credit index derivatives to manage its overall risk profile, which had a positive impact on performance during the reporting period. Derivatives in the form of forward currency exchange contracts and interest rate hedges were also used, the combined impact of which was positive.

Current outlook

•

While recent inflation data provided encouraging signs that the likelihood of a more severe stagflation scenario is waning, PGIM Fixed Income remains cautious on US high yield in light of the US Federal Reserve’s signaling that interest rates may rise further, increasing the risk of overtightening. Still, market fundamentals remain on solid footing heading into what is likely to be a more challenging backdrop for issuers in 2023. Should the US economy follow PGIM Fixed Income’s base-case recession scenario, high yield defaults are expected to rise to 5% over the next 12 months. The Fund remains defensively positioned, with elevated cash and liquidity, as spreads are expected to widen in the second half of the first quarter of 2023 as issuance picks up following the typical January slowdown.

•

PGIM Fixed Income remains cautious over the near term on European high yield, given its base-case scenario of a recession in Europe, and expects spreads to widen over the next three to six months. Inflation remains persistently high and the pace of normalization uncertain, while a re-escalation of the Russian/Ukraine war could further complicate the economic situation. That said, PGIM Fixed Income expects to turn more constructive once these headwinds have been adequately priced by the market.

•

Emerging markets debt has exhibited resilience over the past several months, and PGIM Fixed Income believes some of this resilience reflects earlier, defensive positioning among investors and the recognition that they had priced in too much bad news. Now that headwinds are shifting, individual bonds within each sector can better reflect their own fundamentals and relative value. Emerging markets corporate spreads have retraced two-thirds of their widening from last year. However, PGIM Fixed Income continues to find good value, especially in the BB and BBB rating categories.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles

8    Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds    9

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price per Share as of 1/31/23

$14.03 Net Asset Value (NAV)

$13.06 Market Price

	Total Returns as of 1/31/23	Average Annual Total Returns as of 1/31/23
	Six Months* (%)	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	1.71	-6.74	4.35	4.66

Market Price	5.56	-7.04	6.34	4.31

Bloomberg US High Yield 1% Issuer Constrained Index

	1.49	-5.19	2.81	4.21

*Not annualized

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/23

Duration	4.3 years	Average Maturity	5.2 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

10    Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 1/31/23 (%)

AAA	7.0

A	0.1

BBB	7.2

BB	43.2

B	27.7

CCC	10.1

CC	0.1

D	0.1

Not Rated	2.2

Cash/Cash Equivalents	2.3

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/23

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/23

$0.63	$0.105	9.65%

Yield at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2023.

PGIM Fixed Income Closed-End Funds    11

Strategy and Performance Overview*

PGIM High Yield Bond Fund, Inc.

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned 5.56% based on market price and 1.71% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2023. For the same period, the Bloomberg US High Yield 1% Issuer Constrained Index (the Index) returned 1.49%.

What were the market conditions?

•

US high yield bond spreads tightened during the reporting period amid easing inflation concerns, limited new supply, better-than-anticipated earnings, and receding recession concerns. Retail demand turned positive in the fourth quarter of 2022, as a shift in the growth and inflation narrative, including a downshift in inflation prints and continued US labor market resilience, helped reverse some of the heavy outflows recorded earlier in 2022. Meanwhile, primary market activity remained relatively subdued throughout the reporting period before beginning to pick up again in January 2023, as higher yields and market volatility led to a significant decline in high yield issuance toward the end of 2022.

•

Spreads on the Index tightened by 51 basis points (bps) to end the reporting period at 425 bps. (One basis point equals 0.01%). The Index posted total returns and excess returns of 1.50% and 3.26%, respectively, over the reporting period. By quality, while all ratings categories exhibited positive total returns, B-rated bonds outperformed over the reporting period.

•

High yield gross new issue volume increased in January 2023, totaling $20.5 billion, a sharp reversal from the $16.6 billion that was issued over the entire fourth quarter of 2022. In 2022, full-year gross issuance totaled just $106.5 billion, down from the $483.0 billion that priced in 2021.

•

While fundamentals remained solid, ratings agency actions began trending negative, with the number of downgrades outpacing the number of upgrades. Meanwhile, defaults trended higher, with the trailing 12-month, par-weighted US high yield default rate ending January 2023 at 1.83%, its highest level since June 2021 and up from 0.32% a year earlier.

What worked?

•

Having more beta in the Fund, on average, over the reporting period than the Index was the largest contributor to performance during the period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•

Overall sector allocation was also a strong contributor to performance, with overweights relative to the Index to the upstream energy, building materials & home construction, and aerospace & defense industries contributing the most.

•	While overall security selection detracted from returns, selection in the retailers & restaurants, consumer non-cyclical, and finance & insurance industries contributed to performance.

12    Visit our website at pgim.com/investments

•

In individual security selection, the Fund’s overweights relative to the Index in West Technology Group Inc. (consumer non-cyclical) and Bombardier Inc. (aerospace & defense), along with an underweight relative to the Index to Carvana Co. (retailers & restaurants) contributed to performance.

What didn’t work?

•	Overall security selection detracted from performance, with selection in telecom, chemicals, and media & entertainment detracting the most.

•

While overall sector allocation contributed to performance, overweights relative to the Index to cable & satellite and healthcare & pharmaceuticals, along with an underweight relative to the Index to gaming/lodging/leisure, detracted.

•

In individual security selection, the Fund’s overweights to Diamond Sports Group LLC (media & entertainment), Venator Finance SARL (chemicals), and Genon Holdings Inc. (electric utilities) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage detracted from NAV performance and shareholder distributions during the reporting period, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of the end of the reporting period, the Fund had borrowed $120 million and was about 20.4% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 19.9%.

Did the Fund use derivatives?

The Fund used credit index derivatives to manage its overall risk profile, which had a positive impact on performance during the reporting period. In addition, the Fund traded interest rate futures, swaps, and foreign exchange derivatives, the combined impact of which was positive.

Current outlook

•

While recent inflation data provided encouraging signs that the likelihood of a more severe stagflation scenario is waning, PGIM Fixed Income remains cautious in light of the US Federal Reserve’s signaling that interest rates may rise further, increasing the risk of overtightening. Still, US high yield market fundamentals remain on solid footing heading into what is likely to be a more challenging backdrop for issuers in 2023.

•

Although PGIM Fixed Income remains defensive, defaults aren’t expected to be as severe as in previous downturns due to the favorable positions of most issuers, with strong debt serviceability and favorable maturity profiles. Moreover, the market is of a higher quality today than in prior cycles, with BB-rated credits and high single-B-rated credits comprising a majority of the overall market, as many weaker credits were purged during the COVID-19 shutdown and more middle-market credits migrated to the loan market.

PGIM Fixed Income Closed-End Funds    13

Strategy and Performance Overview* (continued)

•

Should the economy follow PGIM Fixed Income’s base-case recession scenario, high yield defaults are expected to rise to 5% over the next 12 months. The Fund remains defensively positioned, with elevated cash and liquidity, as PGIM Fixed Income expects spreads to widen in the second half of the first quarter of 2023 as issuance picks up following the typical January slowdown.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

Benchmark Definition

Bloomberg US High Yield 1% Issuer Constrained Index—The Bloomberg US High Yield 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

14    Visit our website at pgim.com/investments

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation.

Price per Share as of 1/31/23

$17.27 Net Asset Value (NAV)

$15.82 Market Price

	Total Returns as of 1/31/23	Average Annual Total Returns as of 1/31/23
	Six Months* (%)	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	2.65	-3.16	-0.10 (11/25/2020)

Market Price	5.95	-3.47	-3.48 (11/25/2020)

Bloomberg US High Yield Ba/B 1-5 Year 1% Constrained Index

	2.62	-1.50	1.55

*Not annualized

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/23

Duration	2.5 years	Average Maturity	3.2 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

PGIM Fixed Income Closed-End Funds    15

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 1/31/23 (%)

AAA	6.8

A	0.1

BBB	7.2

BB	38.9

B	38.9

CCC	6.3

D	0.2

Not Rated	0.5

Cash/Cash Equivalents	1.1

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/23

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/23

$0.65	$0.108	8.19%

Yield at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2023.

16    Visit our website at pgim.com/investments

Strategy and Performance Overview*

PGIM Short Duration High Yield Opportunities Fund

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund’s shares returned 5.95% based on market price and 2.65% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2023. For the same period, the Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index (the Index) returned 2.62%, including reinvestment of dividends.

What were the market conditions?

•

US high yield bond spreads tightened during the reporting period amid easing inflation concerns, limited new supply, better-than-anticipated earnings, and receding recession concerns. Retail demand turned positive in the fourth quarter of 2022, as a shift in the growth and inflation narrative, including a downshift in inflation prints and continued US labor market resilience, helped reverse some of the heavy outflows recorded earlier in 2022. Meanwhile, primary market activity remained relatively subdued throughout the reporting period before beginning to pick up again in January 2023, as higher yields and market volatility led to a significant decline in high yield issuance toward the end of 2022.

•

Spreads on the Bloomberg US High Yield 1% Issuer Constrained Index tightened by 51 basis points (bps) to end the reporting period at 425 bps. (One basis point equals 0.01%). This index posted total returns and excess returns of 1.50% and 3.26%, respectively, over the reporting period. Spreads on the short-duration, higher-quality portion of the high yield market, as measured by the benchmark Index, tightened 90 bps over the reporting period to 329 bps. By quality, while all ratings categories exhibited positive total returns, B-rated bonds outperformed over the period.

•

High yield gross new issue volume increased in January 2023, totaling $20.5 billion, a sharp reversal from the $16.6 billion that was issued over the entire fourth quarter of 2022. In 2022, full-year gross issuance totaled just $106.5 billion, down from the $483.0 billion that priced in 2021.

•

While fundamentals remained solid, ratings agency actions began trending negative, with the number of downgrades outpacing the number of upgrades. Meanwhile, defaults trended higher, with the trailing 12-month, par-weighted US high yield default rate ending January 2023 at 1.83%, its highest level since June 2021 and up from 0.32% a year earlier.

What worked?

•

Having more beta in the Fund, on average, over the reporting period than the Index was a strong contributor to performance. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

PGIM Fixed Income Closed-End Funds    17

Strategy and Performance Overview* (continued)

•

Overall security selection also contributed to returns for the reporting period. Specifically, security selection in the technology, consumer non-cyclicals, and healthcare & pharmaceutical industries contributed positively to the Fund’s returns.

•

While overall sector allocation detracted from performance, an overweight relative to the Index to metals & mining, along with underweights relative to the Index to media & entertainment and retailers & restaurants, contributed to performance.

•

In individual security selection, the Fund’s overweights relative to the Index in West Technology Group Inc. (consumer non-cyclical) and P&L Development LLC (healthcare & pharmaceuticals), along with an underweight relative to the Index to Veritas US Inc. (technology) were the largest contributors to performance.

What didn’t work?

•	While overall security selection contributed to performance, selection within the telecom, chemicals, and metals & mining industries detracted from the Fund’s results.

•

Within sector allocation, overweights relative to the Index to the healthcare & pharmaceuticals, technology, and telecom industries, along with an underweight to gaming/lodging/leisure, detracted from results.

•

In individual security selection, the Fund’s overweights in Venator Finance SARL (chemicals), Lifepoint Health (healthcare & pharmaceuticals), and Rackspace Technology Inc. (technology) were the largest detractors from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage detracted from NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of the end of the reporting period, the Fund had borrowed $85 million and was about 16.6% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 19.3%.

Did the Fund use derivatives?

The Fund used credit index derivatives to manage its overall risk profile, which had a positive impact on performance during the reporting period. In addition, the Fund traded interest rate futures, swaps, and foreign exchange derivatives, the combined impact of which was positive.

Current outlook

•

While recent inflation data provided encouraging signs that the likelihood of a more severe stagflation scenario is waning, PGIM Fixed Income remains cautious in light of the US Federal Reserve’s signaling that interest rates may rise further, increasing the risk of overtightening. Still, US high yield market fundamentals remain on solid footing heading into what is likely to be a more challenging backdrop for issuers in 2023.

18    Visit our website at pgim.com/investments

•

Although PGIM Fixed Income remains defensive, defaults aren’t expected to be as severe as in previous downturns due to the favorable positions of most issuers, with strong debt serviceability and favorable maturity profiles. Moreover, the market is of a higher quality today than in prior cycles, with BB-rated credits and high single-B-rated credits comprising a majority of the overall market, as many weaker credits were purged during the COVID-19 shutdown and more middle-market credits migrated to the loan market.

•

Should the economy follow PGIM Fixed Income’s base-case recession scenario, high yield defaults are expected to rise to 5% over the next 12 months. The Fund remains defensively positioned, with elevated cash and liquidity, as PGIM Fixed Income expects spreads to widen in the second half of the first quarter of 2023 as issuance picks up following the typical January slowdown.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Fixed Income Closed-End Funds    19

Strategy and Performance Overview* (continued)

Benchmark Definition

Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index—The Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

20    Visit our website at pgim.com/investments

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 117.0%

ASSET-BACKED SECURITIES 4.0%

Cayman Islands

Atlas Static Senior Loan Fund Ltd.,
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.258%(c)	07/15/30		5,086	$5,082,298
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	5.762(c)	04/17/31		1,994	1,954,733
Madison Park Funding Ltd.,
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.755(c)	10/21/30		4,483	4,446,431
Neuberger Berman CLO Ltd.,
Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	5.845(c)	04/22/29		2,447	2,431,846
OFSI BSL Ltd.,
Series 2023-12A, Class A1, 144A	— (p)	01/20/35		2,500	2,500,000
Voya CLO Ltd.,
Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.998(c)	10/20/31		4,900	4,866,645

TOTAL ASSET-BACKED SECURITIES (cost $21,212,100)					21,281,953

CONVERTIBLE BONDS 0.6%

Jamaica 0.0%

Digicel Group Holdings Ltd.,
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (original cost $7,074; purchased 06/23/20 - 10/01/22)(f)	7.000	02/16/23(oo)		44	3,495

Spain 0.6%

Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN, Series CLNX(aa)	0.750	11/20/31	EUR	3,400	3,068,461

TOTAL CONVERTIBLE BONDS (cost $3,885,803)					3,071,956

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 87.1%

Argentina 0.1%

YPF SA,
Sr. Unsec’d. Notes, 144A	8.500%	03/23/25	289	$272,201
Sr. Unsec’d. Notes, 144A	8.500	07/28/25	300	273,398

				545,599

Bahrain 0.1%

Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes, 144A(aa)	7.625	11/07/24	380	389,453

Brazil 3.0%

Banco do Brasil SA,
Sr. Unsec’d. Notes, 144A(aa)	4.875	01/11/29	1,250	1,181,094
Banco Votorantim SA,
Sr. Unsec’d. Notes, 144A, MTN(aa)	4.500	09/24/24	1,120	1,089,410
Embraer Netherlands Finance BV,
Gtd. Notes, 144A(aa)	6.950	01/17/28	2,055	2,102,265
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875	01/22/30	1,000	849,563
JSM Global Sarl,
Gtd. Notes	4.750	10/20/30(d)	1,600	260,000
Light Servicos de Eletricidade SA/Light Energia SA,
Gtd. Notes, 144A(aa)	4.375	06/18/26	1,500	853,875
MARB BondCo PLC,
Gtd. Notes, 144A(aa)	3.950	01/29/31	1,330	1,043,724
MercadoLibre, Inc.,
Gtd. Notes	3.125	01/14/31	1,326	1,051,444
NBM US Holdings, Inc.,
Gtd. Notes, 144A(aa)	7.000	05/14/26	1,000	998,657
Nexa Resources SA,
Gtd. Notes	6.500	01/18/28	1,000	987,125
Petrobras Global Finance BV,
Gtd. Notes	5.600	01/03/31	2,370	2,286,576
Gtd. Notes	5.999	01/27/28	1,100	1,099,340
Gtd. Notes	6.900	03/19/49	1,140	1,032,982
Gtd. Notes	7.375	01/17/27	1,240	1,292,080

				16,128,135

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    23

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada 4.2%

1011778 BC ULC/New Red Finance, Inc., Sec’d. Notes, 144A(aa)	4.000%	10/15/30	825	$702,281
Athabasca Oil Corp.,
Sec’d. Notes, 144A(aa)	9.750	11/01/26	1,819	1,928,140
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,250	1,182,813
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	1,075	1,070,969
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	3,139	3,199,897
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	239	239,000
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	1,025	1,021,156
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	2,325	2,325,000
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,275	986,213
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	475	375,250
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.375	08/15/29	750	665,115
Hudbay Minerals, Inc.,
Gtd. Notes, 144A(aa)	6.125	04/01/29	685	639,619
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
Sr. Sec’d. Notes, 144A	5.000	12/31/26	200	181,550
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	825	693,701
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	1,650	1,509,750
MEG Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	675	648,000
Gtd. Notes, 144A(aa)	7.125	02/01/27	1,027	1,050,364
New Gold, Inc.,
Gtd. Notes, 144A(aa)	7.500	07/15/27	1,010	941,825
Parkland Corp.,
Gtd. Notes, 144A(aa)	4.500	10/01/29	1,625	1,393,437
Precision Drilling Corp.,
Gtd. Notes, 144A	6.875	01/15/29	250	240,625
Gtd. Notes, 144A(aa)	7.125	01/15/26	1,150	1,138,500
Superior Plus LP/Superior General Partner, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	425	374,531

				22,507,736

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chile 0.4%

Mercury Chile Holdco LLC,
Sr. Sec’d. Notes, 144A	6.500%	01/24/27	1,000	$961,537
VTR Comunicaciones SpA,
Sr. Sec’d. Notes	4.375	04/15/29	1,000	660,000
VTR Finance NV,
Sr. Unsec’d. Notes, 144A	6.375	07/15/28	705	291,433

				1,912,970

China 0.6%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	1,120	630,000
China Hongqiao Group Ltd.,
Gtd. Notes	6.250	06/08/24	1,100	1,075,800
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	6.500	01/10/25(d)	650	185,250
Sr. Sec’d. Notes	6.500	01/26/26(d)	770	219,450
Sr. Sec’d. Notes	7.250	06/14/22(d)	365	106,763
West China Cement Ltd.,
Gtd. Notes	4.950	07/08/26	1,143	1,002,982
Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes	7.700	02/20/25(d)	900	135,000
Sr. Sec’d. Notes	8.500	02/26/24(d)	400	60,000

				3,415,245

Colombia 1.1%

AI Candelaria Spain SA,
Sr. Sec’d. Notes, 144A	5.750	06/15/33	1,440	1,119,600
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31	500	393,775
Sr. Unsec’d. Notes	5.375	06/26/26	975	939,096
Sr. Unsec’d. Notes(aa)	6.875	04/29/30	1,400	1,305,122
Sr. Unsec’d. Notes	8.875	01/13/33	690	706,422
SierraCol Energy Andina LLC,
Gtd. Notes, 144A(aa)	6.000	06/15/28	1,700	1,407,499

				5,871,514

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    25

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Costa Rica 0.1%

Autopistas del Sol SA,
Sr. Sec’d. Notes	7.375%	12/30/30		306	$281,942
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31		270	258,407

					540,349

Czech Republic 0.1%

Energo-Pro A/S,
Sr. Unsec’d. Notes, 144A	8.500	02/04/27		700	662,069

France 1.5%

Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, EMTN	4.048	08/05/26	EUR	900	574,606
Sr. Unsec’d. Notes, EMTN	4.498	03/07/24	EUR	300	278,195
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A(aa)	5.625	10/15/28	EUR	3,850	3,892,541
La Financiere Atalian SASU,
Gtd. Notes	4.000	05/15/24	EUR	1,102	1,051,223
Gtd. Notes(aa)	5.125	05/15/25	EUR	1,375	996,530
Midco GB SASU,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	11/01/27	EUR	1,050	1,025,711

					7,818,806

Germany 2.2%

Douglas GmbH,
Sr. Sec’d. Notes, 144A(aa)	6.000	04/08/26	EUR	1,400	1,310,504
Kirk Beauty SUN GmbH,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%	8.250	10/01/26	EUR	3,201	2,411,223
Nidda BondCo GmbH,
Gtd. Notes	5.000	09/30/25	EUR	1,293	1,304,497
Wintershall Dea Finance 2 BV,
Gtd. Notes, Series NC8	3.000(ff)	07/20/28(oo)	EUR	1,200	1,036,477
Wintershall Dea Finance BV,
Gtd. Notes	0.452	09/25/23	EUR	5,300	5,628,730

					11,691,431

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Ghana 0.3%

Tullow Oil PLC,
Sr. Sec’d. Notes, 144A(aa)	10.250%	05/15/26	1,915	$1,642,112

Guatemala 0.4%

Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL,
Gtd. Notes	5.250	04/27/29	1,000	954,040
CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32	660	575,850
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31	700	592,550

				2,122,440

India 2.2%

ABJA Investment Co. Pte Ltd.,
Gtd. Notes(aa)	5.950	07/31/24	651	646,118
Clean Renewable Power Mauritius Pte Ltd.,
Sr. Sec’d. Notes, 144A	4.250	03/25/27	1,265	1,129,347
Delhi International Airport Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.450	06/04/29	1,205	1,131,043
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes(aa)	4.250	10/27/27	1,460	1,269,105
Greenko Investment Co.,
Sr. Sec’d. Notes	4.875	08/16/23	1,000	978,937
HDFC Bank Ltd.,
Jr. Sub. Notes, 144A(aa)	3.700(ff)	08/25/26(oo)	2,135	1,862,787
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes(aa)	5.250	04/28/27	2,000	1,860,000
India Cleantech Energy,
Sec’d. Notes	4.700	08/10/26	805	712,381
Periama Holdings LLC,
Gtd. Notes	5.950	04/19/26	770	739,104
Vedanta Resources Finance II PLC,
Gtd. Notes	13.875	01/21/24	1,250	1,105,703

				11,434,525

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    27

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Israel 0.7%

Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.375%	03/30/28		2,250	$2,063,250
Sr. Sec’d. Notes, 144A	5.875	03/30/31		500	448,375
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30		1,110	1,076,401

					3,588,026

Italy 0.5%

Castor SpA,
Sr. Sec’d. Notes, 144A(aa)	6.000	02/15/29	EUR	2,650	2,698,411

Jamaica 0.8%

Digicel Group Holdings Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $75,111; purchased 06/23/20 - 10/03/22)(f)	8.000	04/01/25		251	61,386
Digicel International Finance Ltd./Digicel
International Holdings Ltd.,
Gtd. Notes, 144A (original cost $121,133;purchased 05/22/20)(f)	8.000	12/31/26		174	74,804
Gtd. Notes, 144A, Cash coupon 6.000% and
PIK 7.000% (original cost $795,988; purchased 05/22/20 - 12/15/22)(f)	13.000	12/31/25		866	432,857
Sr. Sec’d. Notes, 144A (original cost $1,375,625; purchased 06/26/19)(f)	8.750	05/25/24		1,420	1,219,691
Sr. Sec’d. Notes, 144A (original cost $414,104; purchased 05/22/20)(f)	8.750	05/25/24		436	374,682
Digicel Ltd.,
Gtd. Notes, 144A (original cost $3,456,850; purchased 03/07/19 - 06/28/19)(f)	6.750	03/01/23		5,020	1,949,329

					4,112,749

Japan 0.2%

SoftBank Group Corp.,
Sr. Unsec’d. Notes	3.875	07/06/32	EUR	1,400	1,161,446

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Kuwait 0.2%

Kuwait Projects Co. SPC Ltd.,
Gtd. Notes	4.229%	10/29/26		925	$810,127
Gtd. Notes, EMTN	4.500	02/23/27		200	169,975

					980,102

Luxembourg 1.8%

Altice France Holding SA,
Sr. Sec’d. Notes	8.000	05/15/27	EUR	3,166	2,800,492
Codere New Holdco SA,
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $1,379,825; purchased 11/19/21 - 10/31/22)(f)	7.500	11/30/27(d)	EUR	1,055	559,429
Galapagos SA,
Sr. Sec’d. Notes	0.000(cc)	06/15/21(d)	EUR	315	1,710
Intelsat Jackson Holdings SA,
Gtd. Notes^	5.500	08/01/23(d)		2,085	2
Gtd. Notes, 144A^	9.750	07/15/25(d)		3,355	3
LHMC Finco 2 Sarl,
Sr. Sec’d. Notes, Cash coupon 7.250% or PIK 8.000%	7.250	10/02/25	EUR	2,271	2,265,803
Monitchem HoldCo 2 SA,
Gtd. Notes	9.500	09/15/26	EUR	545	560,802
Gtd. Notes, 144A	9.500	09/15/26	EUR	3,000	3,086,982

					9,275,223

Macau 0.5%

MGM China Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	4.750	02/01/27		525	473,156
Sr. Unsec’d. Notes, 144A	5.250	06/18/25		325	308,405
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/29		1,000	828,750
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,000	935,000

					2,545,311

Malaysia 0.3%

Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		1,889	1,735,519

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    29

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico 5.5%

Banco Mercantil del Norte SA,
Jr. Sub. Notes	7.500%(ff)	06/27/29(oo)		600	$574,425
Jr. Sub. Notes, 144A(aa)	6.625(ff)	01/24/32(oo)		1,485	1,308,935
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A(aa)	7.450	11/15/29		1,250	1,026,094
Cemex SAB de CV,
Gtd. Notes	5.450	11/19/29		930	893,800
Comision Federal de Electricidad,
Gtd. Notes, 144A	4.688	05/15/29		605	555,201
Electricidad Firme de Mexico Holdings SA de CV,
Sr. Sec’d. Notes, 144A	4.900	11/20/26		1,000	896,750
FEL Energy VI Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,834	1,590,228
Mexico City Airport Trust,
Sr. Sec’d. Notes(aa)	3.875	04/30/28		2,230	2,119,637
Sr. Sec’d. Notes	5.500	07/31/47		670	539,886
Nemak SAB de CV,
Sr. Unsec’d. Notes, 144A	3.625	06/28/31		1,230	987,997
Petroleos Mexicanos,
Gtd. Notes(aa)	5.350	02/12/28		2,500	2,175,000
Gtd. Notes(aa)	6.490	01/23/27		3,758	3,515,421
Gtd. Notes(aa)	6.500	03/13/27		2,720	2,562,988
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,497,510
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	1,734,216
Gtd. Notes, MTN(aa)	6.750	09/21/47		1,825	1,261,531
Gtd. Notes, MTN(aa)	6.875	08/04/26		3,200	3,113,905
Sr. Unsec’d. Notes, 144A	10.000	02/07/33		895	876,653
Total Play Telecomunicaciones SA de CV,
Gtd. Notes, 144A	6.375	09/20/28		910	765,096
Sr. Unsec’d. Notes, 144A(aa)	7.500	11/12/25		1,355	1,263,808

					29,259,081

Morocco 0.1%

OCP SA,
Sr. Unsec’d. Notes	6.875	04/25/44		280	269,500
Sr. Unsec’d. Notes, 144A	3.750	06/23/31		200	168,500

					438,000

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Netherlands 1.1%

United Group BV,
Sr. Sec’d. Notes	3.125%	02/15/26	EUR	2,900	$2,705,547
Sr. Sec’d. Notes, 144A(aa)	3.125	02/15/26	EUR	850	793,005
VEON Holdings BV,
Sr. Unsec’d. Notes, 144A(aa)	3.375	11/25/27		920	625,600
WP/AP Telecom Holdings III BV,
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	EUR	1,917	1,739,009

					5,863,161

Nigeria 0.1%

IHS Holding Ltd.,
Gtd. Notes, 144A	6.250	11/29/28		645	527,974

Panama 0.1%

AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A	4.375	05/31/30		385	342,722

Peru 0.3%

InRetail Consumer,
Sr. Sec’d. Notes	3.250	03/22/28		800	688,500
Kallpa Generacion SA,
Gtd. Notes(aa)	4.125	08/16/27		1,000	934,562

					1,623,062

Russia 0.0%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes	5.950(ff)	04/15/30		1,500	75,937
Sub. Notes, 144A	5.950(ff)	04/15/30		985	49,866
Sovcombank Via SovCom Capital DAC,
Jr. Sub. Notes, 144A	7.600(ff)	02/17/27(oo)		1,500	42,188

					167,991

Saudi Arabia 0.3%

Arabian Centres Sukuk Ltd.,
Gtd. Notes, 144A	5.375	11/26/24		1,635	1,596,986

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    31

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Africa 1.8%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350%	08/10/28		2,080	$1,989,000
Sr. Unsec’d. Notes(aa)	7.125	02/11/25		1,270	1,211,898
Sr. Unsec’d. Notes, EMTN(aa)	6.750	08/06/23		1,580	1,547,808
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28		1,240	1,187,300
Sasol Financing USA LLC,
Gtd. Notes(aa)	4.375	09/18/26		790	726,329
Gtd. Notes(aa)	5.875	03/27/24		1,930	1,902,883
Transnet SOC Ltd.,
Sr. Unsec’d. Notes, 144A	8.250	02/06/28		885	884,752

					9,449,970

Spain 0.7%

Cirsa Finance International Sarl,
Sr. Sec’d. Notes	6.250	12/20/23	EUR	483	521,741
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK
10.750% (original cost $716,412; purchased
02/18/19 - 10/31/22)(f)	12.750	11/30/27(d)	EUR	673	364,666
Sr. Sec’d. Notes, 144A, Cash coupon 2.000%and PIK 11.625% (original cost $193,321;purchased 10/18/19 - 10/31/22)(f)	13.625	11/30/27(d)		224	122,525
Kaixo Bondco Telecom SA,
Sr. Sec’d. Notes, 144A(aa)	5.125	09/30/29	EUR	2,831	2,650,382

					3,659,314

Sweden 0.6%

Preem Holdings AB,
Sr. Unsec’d. Notes, 144A (original cost
$2,798,342; purchased 06/14/22)(f)	12.000	06/30/27	EUR	2,800	3,200,300

Switzerland 0.1%

VistaJet Malta Finance PLC/XO Management
Holding, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	05/01/27		800	776,000

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Thailand 0.5%

Bangkok Bank PCL,
Jr. Sub. Notes, 144A, MTN(aa)	5.000%(ff)	09/23/25(oo)		3,016	$2,899,130

Turkey 0.8%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A	7.750	02/02/27		1,140	942,139
Eldorado Gold Corp.,
Sr. Unsec’d. Notes, 144A	6.250	09/01/29		1,200	1,082,625
KOC Holding A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.500	03/11/25		2,000	1,963,500

					3,988,264

Ukraine 0.1%

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes(aa)	7.125	07/19/24(d)	EUR	1,035	225,040
Sr. Unsec’d. Notes	7.625	11/08/26(d)		830	170,150

					395,190

United Arab Emirates 0.3%

DP World Salaam,
Jr. Sub. Notes	6.000(ff)	10/01/25(oo)		1,620	1,621,012

United Kingdom 5.9%

Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A(aa)	3.250	02/16/26	GBP	1,700	1,723,724
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A(aa)	4.000	02/16/27	GBP	3,300	2,937,592
Bracken MidCo1 PLC,
Sr. Unsec’d. Notes, 144A, Cash coupon
6.750% or PIK 7.500%	6.750	11/01/27	GBP	2,575	2,595,226
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A(aa)	4.375	02/07/25	EUR	3,900	3,768,797
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		1,750	1,645,000
Jerrold Finco PLC,
Sr. Sec’d. Notes	4.875	01/15/26	GBP	600	646,936
Sr. Sec’d. Notes	5.250	01/15/27	GBP	800	835,868
Sr. Sec’d. Notes, 144A	4.875	01/15/26	GBP	2,250	2,426,011
Sr. Sec’d. Notes, 144A(aa)	5.250	01/15/27	GBP	1,325	1,382,886

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    33

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Motion Bondco DAC,
Gtd. Notes, 144A	6.625%	11/15/27		250	$226,182
Saga PLC,
Gtd. Notes	5.500	07/15/26	GBP	2,234	2,171,191
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/15/26	GBP	3,050	2,996,726
TalkTalk Telecom Group Ltd.,
Gtd. Notes	3.875	02/20/25	GBP	2,600	2,644,091
Very Group Funding PLC (The),
Sr. Sec’d. Notes, 144A(aa)	6.500	08/01/26	GBP	3,275	3,078,658
Zenith Finco PLC,
Sr. Sec’d. Notes, 144A(aa)	6.500	06/30/27	GBP	2,250	2,090,837

					31,169,725

United States 46.8%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29		1,025	886,659
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29		625	543,781
Gtd. Notes, 144A	5.125	03/01/30		925	823,971
Gtd. Notes, 144A(aa)	6.125	08/01/28		655	621,560
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/15/26		1,175	1,169,304
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26		1,740	1,675,429
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		850	683,269
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27		3,150	3,009,192
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A(aa)	3.625	06/01/28	EUR	3,225	2,908,284
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		600	559,545
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^(aa)	7.875	12/15/24(d)		6,450	43,860

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000%	06/15/26	662	$333,436
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29	1,850	1,785,250
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	593	558,431
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.750	05/20/27	1,725	1,625,704
Sr. Unsec’d. Notes(aa)	5.875	08/20/26	1,150	1,110,809
Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	1,475	1,317,872
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	225	208,962
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,750	2,636,886
Antero Resources Corp.,
Gtd. Notes, 144A(aa)	5.375	03/01/30	925	862,667
Gtd. Notes, 144A	7.625	02/01/29	1,189	1,217,933
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.250	08/15/27	850	700,187
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	368	455,655
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	08/01/29	1,850	1,543,603
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	600	501,050
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	425	362,961
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	275	199,034
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29	925	568,548
Sr. Sec’d. Notes, 144A	4.875	07/15/28	150	109,468
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27	2,770	2,239,168

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    35

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(aa)	8.375%	09/01/26	EUR	5,050	$4,963,441
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		1,450	646,914
Gtd. Notes, 144A	5.000	02/15/29		125	55,000
Gtd. Notes, 144A	5.250	01/30/30		2,225	967,875
Gtd. Notes, 144A	5.250	02/15/31		1,600	728,000
Gtd. Notes, 144A	6.250	02/15/29		3,540	1,619,550
Gtd. Notes, 144A	7.000	01/15/28		250	113,750
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		75	67,677
Gtd. Notes	6.750	03/15/25		1,000	980,544
Gtd. Notes(aa)	7.250	10/15/29		1,650	1,524,780
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805	05/01/50		1,780	1,817,933
Sr. Unsec’d. Notes	5.930	05/01/60		275	280,485
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.750	12/15/24		900	816,290
C&S Group Enterprises LLC,
Gtd. Notes, 144A(aa)	5.000	12/15/28		1,000	771,116
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	7.000	02/15/30		2,000	2,038,044
Sr. Unsec’d. Notes, 144A	4.625	10/15/29		475	405,774
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	02/01/29		900	782,182
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/31		1,375	1,178,239
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28		6,425	5,815,934
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28		725	681,646
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26		325	314,373
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(aa)	4.500	05/01/32		1,300	1,076,583
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31		2,550	2,123,870
Sr. Unsec’d. Notes, 144A	4.500	06/01/33		750	609,415
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30		3,050	2,667,091
Sr. Unsec’d. Notes, 144A	5.000	02/01/28		1,000	933,412
Sr. Unsec’d. Notes, 144A	5.375	06/01/29		609	563,207
Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31		250	260,918

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Chart Industries, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	7.500%	01/01/30	650	$663,986
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes	4.625	10/15/28	2,550	2,430,220
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	450	436,973
Gtd. Notes, 144A	5.875	02/01/29	475	455,036
Gtd. Notes, 144A	6.750	04/15/29	675	665,893
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.000	06/15/25	1,325	1,314,403
Clean Harbors, Inc.,
Gtd. Notes, 144A	6.375	02/01/31	150	152,802
CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	2,295	1,794,299
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	250	211,423
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	1,525	1,518,137
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	700	604,065
Gtd. Notes, 144A(aa)	6.750	03/01/29	1,000	921,325
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29	550	411,421
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24	2,103	1,680,038
Crescent Energy Finance LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/15/28	175	174,572
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	275	253,998
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30	900	660,695
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,050	2,395,055
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	450	381,556
DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31	1,075	835,693
Gtd. Notes, 144A(aa)	4.625	06/01/30	2,550	2,148,304

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    37

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $3,927,328;purchased 07/18/19 - 02/27/20)(aa)(f)	6.625%	08/15/27	4,125	$83,938
Sec’d. Notes, 144A (original cost $2,387,283;purchased 07/18/19 - 07/05/22)(f)	5.375	08/15/26	3,150	229,595
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23	760	758,729
Gtd. Notes	5.125	06/01/29	975	620,047
Gtd. Notes(aa)	7.375	07/01/28	515	370,253
Gtd. Notes(aa)	7.750	07/01/26	2,910	2,360,668
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	1,100	1,140,823
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	750	508,880
Gtd. Notes(aa)	9.750	06/15/25	1,550	1,521,136
Sr. Unsec’d. Notes	4.750	05/01/24	50	43,409
Sr. Unsec’d. Notes	4.750	02/15/28	700	426,180
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	725	698,117
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	625	514,695
Sr. Sec’d. Notes, 144A	6.750	02/15/30	300	270,028
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,275	1,159,175
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A(aa)	6.500	07/01/27	480	469,464
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	200	200,551
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	200	199,670
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	1,375	1,141,366
Sr. Sec’d. Notes, 144A	4.625	01/15/29	650	573,298
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875	11/15/25	1,350	1,215,306
Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	3,000	2,382,258
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	4,613	3,602,715
Sr. Unsec’d. Notes(aa)	5.291	12/08/46	5,275	4,370,462

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Ford Motor Co., (cont’d.)
Sr. Unsec’d. Notes	7.400%	11/01/46	1,000	$1,031,112
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	6.950	03/06/26	425	434,671
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	1,025	918,784
Gtd. Notes, 144A(aa)	5.000	03/01/28	800	703,134
Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A	5.500	05/01/28	300	264,308
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	550	442,407
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	325	286,059
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	250	192,077
Gtd. Notes, 144A	3.875	10/01/31	1,350	1,010,524
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	450	424,381
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,150	2,163,020
Griffon Corp.,
Gtd. Notes(aa)	5.750	03/01/28	1,225	1,159,854
H&E Equipment Services, Inc.,
Gtd. Notes, 144A(aa)	3.875	12/15/28	2,150	1,896,214
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	480	479,312
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	325	288,760
Gtd. Notes, 144A	5.000	12/01/29	650	531,234
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	325	302,344
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	700	655,097
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	1,325	1,219,933
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	900	864,080
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	875	808,144
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	475	344,417
Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	4.125	02/01/29	1,150	992,345

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    39

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Howard Hughes Corp. (The), (cont’d.)
Gtd. Notes, 144A(aa)	4.375%	02/01/31	800	$665,979
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.250	04/15/29	1,875	1,591,420
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(aa)	6.250	01/15/27	750	750,000
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	600	559,062
KB Home,
Gtd. Notes	4.000	06/15/31	400	336,097
Gtd. Notes	4.800	11/15/29	2,500	2,245,727
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	325	280,752
Kraft Heinz Foods Co.,
Gtd. Notes(aa)	5.500	06/01/50	2,225	2,268,454
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	500	451,873
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	575	481,879
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	275	208,939
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	525	433,252
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	825	537,248
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	6.750	04/15/25	600	584,754
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	1,000	669,980
Likewize Corp.,
Sr. Sec’d. Notes, 144A(aa)	9.750	10/15/25	790	746,000
M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28	1,075	992,636
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	400	330,000
Gtd. Notes, 144A(aa)	5.375	02/01/28	405	379,983
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26	750	756,562
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	2,029	1,972,003

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875%	04/01/29		1,200	$1,026,767
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		1,575	1,321,775
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		2,250	1,918,177
MGM Resorts International,
Gtd. Notes(aa)	4.750	10/15/28		3,238	2,934,743
Gtd. Notes	5.750	06/15/25		25	24,672
Gtd. Notes(aa)	6.750	05/01/25		875	880,548
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	4.875	05/01/29		1,125	994,710
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30		400	332,834
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28		1,025	851,430
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	2.500	03/24/26	GBP	2,750	2,669,410
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		575	559,187
Gtd. Notes, 144A	7.500	01/15/28		1,075	1,022,594
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25		1,725	1,674,033
Gtd. Notes, 144A	7.375	05/15/27		925	926,203
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.125	12/15/30		1,525	1,235,424
Gtd. Notes, 144A	5.500	08/15/28		440	384,393
NCR Corp.,
Gtd. Notes, 144A(aa)	5.000	10/01/28		650	578,185
Gtd. Notes, 144A	5.250	10/01/30		300	260,494
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		525	472,465
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28		1,240	1,184,244
Gtd. Notes, 144A	3.625	02/15/31		175	138,731
Gtd. Notes, 144A	3.875	02/15/32		500	389,423
Gtd. Notes, 144A	5.250	06/15/29		1,000	902,851
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.125	01/01/31		550	574,966

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    41

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Occidental Petroleum Corp., (cont’d.)
Sr. Unsec’d. Notes	6.375%	09/01/28	1,000	$1,039,960
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	475	399,892
Gtd. Notes(aa)	6.875	03/15/25	1,567	1,561,882
Gtd. Notes(aa)	7.125	03/15/26	1,625	1,616,094
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	275	247,584
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	267	262,483
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	650	527,782
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,655	1,678,136
Park River Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/29	1,350	940,376
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	150	128,193
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	375	310,040
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	300	281,932
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	1,150	1,072,620
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28	590	551,940
Sr. Sec’d. Notes(aa)	5.250	07/01/30	2,725	2,510,970
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27	3,925	3,893,027
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/01/28	1,000	764,950
Post Holdings, Inc.,
Gtd. Notes, 144A	5.500	12/15/29	354	328,456
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,250	871,571
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25	1,425	1,260,545

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500%	09/15/26	1,000	$765,983
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28	1,525	793,754
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	7.250	04/01/25	1,470	1,385,765
Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	325	292,284
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	750	656,944
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	400	337,516
Scientific Games Holdings LP/Scientific Games
US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	900	802,393
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	900	923,008
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	1,450	1,177,577
Gtd. Notes	4.375	02/01/32	425	347,441
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A	6.125	02/01/28	175	176,631
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	04/01/29	1,035	902,225
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/01/28	1,575	1,433,685
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	250	220,360
Gtd. Notes(aa)	5.375	03/15/30	1,275	1,188,178
Sprint LLC,
Gtd. Notes	7.125	06/15/24	2,500	2,555,872
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29	825	705,488
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	1,000	795,561
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,050	900,254

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    43

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875%	05/15/25	325	$305,893
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	700	634,604
Gtd. Notes	4.500	04/30/30	850	757,689
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	1,600	1,050,608
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	3,238	2,984,133
Gtd. Notes, 144A	6.000	12/31/30	150	136,627
Gtd. Notes, 144A	7.500	10/01/25	225	228,418
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	625	614,773
Sr. Unsec’d. Notes, 144A(aa)	5.125	08/01/30	1,675	1,531,112
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	425	429,156
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	125	116,414
Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,425	1,267,854
Sr. Sec’d. Notes	4.375	01/15/30	1,875	1,668,756
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	525	485,015
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	500	424,128
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	636	650,734
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	700	631,900
Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	150	137,625
Tri Pointe Homes, Inc.,
Gtd. Notes(aa)	5.700	06/15/28	745	698,953
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	1,200	1,068,039
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	675	583,656
Gtd. Notes	3.875	02/15/31	477	422,300

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

United Rentals North America, Inc., (cont’d.)
Gtd. Notes	5.250%	01/15/30	1,200	$1,161,382
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/25	3,565	3,517,633
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	05/01/29	475	408,600
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	4,475	4,384,384
Valvoline, Inc.,
Gtd. Notes, 144A(aa)	4.250	02/15/30	550	540,919
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	02/01/29	3,050	2,662,093
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(aa)	5.750	07/15/25	317	110,950
Sr. Sec’d. Notes, 144A(aa)	9.500	07/01/25	750	592,500
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	645	575,351
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	400	340,000
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	250	213,750
Vista Outdoor, Inc.,
Gtd. Notes, 144A(aa)	4.500	03/15/29	550	445,460
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	750	706,022
Jr. Sub. Notes, 144A(aa)	8.000(ff)	10/15/26(oo)	1,375	1,346,792
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	4.375	05/01/29	1,375	1,210,295
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,330	1,251,000
Gtd. Notes, 144A(aa)	5.625	02/15/27	2,000	1,938,050
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	525	480,732
William Carter Co. (The),
Gtd. Notes, 144A(aa)	5.625	03/15/27	1,350	1,317,217
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,600	1,285,402
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	610	544,294
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	275,932

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    45

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500%	11/15/27		275	$282,611
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27		500	397,411

					248,376,767

Vietnam 0.3%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A(aa)	5.125	05/07/29		1,530	1,360,552

Zambia 0.4%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A(aa)	7.500	04/01/25		2,245	2,211,437

TOTAL CORPORATE BONDS (cost $546,421,668)					461,705,809

FLOATING RATE AND OTHER LOANS 4.5%

Luxembourg 0.3%

Intelsat Jackson Holdings SA,
Term B Loan, 6 Month SOFR + 4.500%	7.445(c)	02/01/29		1,220	1,198,768

Saint Lucia 0.4%

Digicel International Finance Ltd.,
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	7.797(c)	05/27/24		2,417	2,040,446

United Kingdom 1.8%

CD&R Firefly Bidco Ltd.,
Initial Term Loan, SONIA + 8.356%	11.784(c)	06/19/26	GBP	4,500	5,090,130
Constellation Automotive Group Ltd.,
Facility 1 Loan, SONIA + 7.500%	9.190(c)	07/27/29	GBP	3,000	1,511,783

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

United Kingdom (cont’d.)

EG America LLC,
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	8.980%(c)	03/31/26		407	$392,160
EG Group Ltd.,
Additional Second Lien Loan Facility, 6 Month EURIBOR + 7.000%	9.752(c)	04/30/27	EUR	2,800	2,633,077

					9,627,150

United States 2.0%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	12.941(c)	11/01/25		3,610	3,826,600
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.222(c)	01/14/28		2,246	2,126,553
Diamond Sports Group LLC,
First Lien Term Loan, 6 Month SOFR + 8.250% Second Lien Term loan, 1 Month SOFR +	12.775(c)	05/25/26		260	233,743
3.400%	8.025(c)	08/24/26		265	21,884
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.290%	12.115(c)	06/13/25		1,175	919,857
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	8.320(c)	03/06/28		1,470	1,443,494
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	10.415(c)	07/30/26		2,470	806,736
MLN US Holdco LLC,
Initial Term Loan, 6 Month SOFR + 6.440%	10.894(c)	10/18/27		27	25,795
Initial Term Loan, 6 Month SOFR + 6.700%^	11.154(c)	10/18/27		61	42,923
Initial Term Loan^	13.704(cc)	10/18/27		4	2,960
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.250%	9.761(c)	07/14/28		1,422	1,213,235

					10,663,780

TOTAL FLOATING RATE AND OTHER LOANS (cost $30,371,526)					23,530,144

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    47

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS 19.2%

Angola 1.0%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250%	05/09/28		2,780	$2,620,150
Sr. Unsec’d. Notes	9.500	11/12/25		2,245	2,343,219
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29		650	602,875

					5,566,244

Argentina 2.5%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.500(cc)	07/09/30		15,126	5,354,565
Sr. Unsec’d. Notes	1.000	07/09/29		1,237	421,895
Sr. Unsec’d. Notes	1.500(cc)	07/09/35		1,864	574,007
Sr. Unsec’d. Notes	3.875(cc)	01/09/38		14,099	5,153,185
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	5.250(cc)	09/01/37		4,304	1,689,435

					13,193,087

Bahrain 0.4%

Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29		1,240	1,244,650
Sr. Unsec’d. Notes	7.000	10/12/28		430	443,518
Sr. Unsec’d. Notes	7.500	09/20/47		421	389,951

					2,078,119

Brazil 1.5%

Brazilian Government International Bond,
Sr. Unsec’d. Notes	3.875	06/12/30		3,960	3,499,155
Sr. Unsec’d. Notes	4.500	05/30/29		3,170	2,998,226
Sr. Unsec’d. Notes(aa)	5.625	01/07/41		1,500	1,319,812

					7,817,193

Cameroon 0.2%

Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	5.950	07/07/32	EUR	290	239,371
Sr. Unsec’d. Notes	9.500	11/19/25		1,080	1,038,353

					1,277,724

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Colombia 1.5%

Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000%	01/30/30		2,900	$2,254,750
Sr. Unsec’d. Notes(aa)	3.875	04/25/27		1,290	1,167,692
Sr. Unsec’d. Notes(aa)	4.500	03/15/29		1,550	1,367,681
Sr. Unsec’d. Notes	6.125	01/18/41		2,645	2,180,141
Sr. Unsec’d. Notes	7.375	09/18/37		780	756,990
Sr. Unsec’d. Notes	7.500	02/02/34		430	425,485

					8,152,739

Dominican Republic 1.7%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.500	01/27/25		1,225	1,218,722
Sr. Unsec’d. Notes	5.950	01/25/27		3,000	2,989,313
Sr. Unsec’d. Notes	6.850	01/27/45		1,840	1,682,795
Sr. Unsec’d. Notes	7.450	04/30/44		2,300	2,240,056
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		855	655,838
Sr. Unsec’d. Notes, 144A	7.050	02/03/31		320	320,000

					9,106,724

Ecuador 0.5%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	5.500(cc)	07/31/30		720	477,810
Sr. Unsec’d. Notes, 144A	1.500(cc)	07/31/40		901	377,639
Sr. Unsec’d. Notes, 144A	2.500(cc)	07/31/35		1,829	887,893
Sr. Unsec’d. Notes, 144A	5.500(cc)	07/31/30		786	521,410
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30		414	175,943

					2,440,695

Egypt 1.1%

Egypt Government International Bond,
Sr. Unsec’d. Notes	5.875	06/11/25		500	458,750
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	1,845	1,404,054
Sr. Unsec’d. Notes, EMTN	4.750	04/11/25	EUR	1,050	1,010,234
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	2,240	2,021,229
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	860	654,465
Sr. Unsec’d. Notes, MTN	5.800	09/30/27		335	278,050

					5,826,782

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    49

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

El Salvador 0.1%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	8.250%	04/10/32	1,000	$510,500

Gabon 0.5%

Gabon Government International Bond,
Sr. Unsec’d. Notes	6.625	02/06/31	340	284,070
Sr. Unsec’d. Notes	6.950	06/16/25	1,220	1,180,350
Sr. Unsec’d. Notes, 144A	6.625	02/06/31	650	543,075
Sr. Unsec’d. Notes, 144A	7.000	11/24/31	540	454,950

				2,462,445

Ghana 0.1%

Ghana Government International Bond,
Sr. Unsec’d. Notes	7.875	03/26/27(d)	930	353,400
Sr. Unsec’d. Notes	8.125	01/18/26(d)	390	154,050

				507,450

Guatemala 0.3%

Guatemala Government Bond,
Sr. Unsec’d. Notes	4.375	06/05/27	1,140	1,084,995
Sr. Unsec’d. Notes	4.900	06/01/30	450	428,710
Sr. Unsec’d. Notes	6.125	06/01/50	300	291,431

				1,805,136

Honduras 0.2%

Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27	930	821,481

Iraq 0.7%

Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28	741	684,523
Sr. Unsec’d. Notes	6.752	03/09/23	2,975	2,948,597

				3,633,120

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ivory Coast 1.0%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	4.875%	01/30/32	EUR	270	$229,320
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	1,910	1,752,010
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	1,245	1,133,558
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	2,405	2,000,166

					5,115,054

Lebanon 0.0%

Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	125,000
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	163,837

					288,837

Mongolia 0.0%

Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		270	270,641

Morocco 0.3%

Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500	11/27/31	EUR	860	696,537
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	1,150	1,017,369

					1,713,906

Mozambique 0.3%

Mozambique International Bond,
Unsec’d. Notes	5.000(cc)	09/15/31		2,295	1,825,672

Nigeria 0.2%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.875	02/16/32		920	694,600
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27		450	369,000

					1,063,600

Oman 0.8%

Oman Government International Bond,
Sr. Unsec’d. Notes	4.750	06/15/26		830	810,962

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    51

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Oman (cont’d.)

Oman Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.625%	01/17/28		1,085	$1,089,611
Sr. Unsec’d. Notes	6.500	03/08/47		1,120	1,068,200
Sr. Unsec’d. Notes	6.750	01/17/48		720	706,500
Sr. Unsec’d. Notes	7.375	10/28/32		440	490,133

					4,165,406

Pakistan 0.4%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250	04/15/24		1,840	1,035,202
Sr. Unsec’d. Notes	8.250	09/30/25		290	147,932
Sr. Unsec’d. Notes, 144A	8.250	04/15/24		530	298,183
Sr. Unsec’d. Notes, 144A	8.250	09/30/25		610	311,167
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		660	270,673

					2,063,157

Paraguay 0.2%

Paraguay Government International Bond,
Sr. Unsec’d. Notes	6.100	08/11/44		950	939,194

Romania 0.7%

Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A	7.125	01/17/33		3,374	3,576,440

Senegal 0.3%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	875	837,106
Sr. Unsec’d. Notes	5.375	06/08/37	EUR	275	209,276
Sr. Unsec’d. Notes, 144A	5.375	06/08/37	EUR	570	433,773

					1,480,155

Serbia 0.4%

Serbia International Bond,
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	810	784,992

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Serbia (cont’d.)

Serbia International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	6.250%	05/26/28		500	$508,750
Sr. Unsec’d. Notes, 144A	6.500	09/26/33		660	664,950

					1,958,692

South Africa 0.5%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.850	09/30/29		1,690	1,537,900
Sr. Unsec’d. Notes	5.750	09/30/49		600	456,000
Sr. Unsec’d. Notes	7.300	04/20/52		580	522,000

					2,515,900

Turkey 1.4%

Turkey Government International Bond,
Sr. Unsec’d. Notes(aa)	4.250	04/14/26		1,750	1,544,375
Sr. Unsec’d. Notes(aa)	4.875	10/09/26		3,000	2,647,500
Sr. Unsec’d. Notes(aa)	5.600	11/14/24		1,390	1,334,400
Sr. Unsec’d. Notes	5.950	01/15/31		495	407,138
Sr. Unsec’d. Notes(aa)	6.000	03/25/27		525	476,437
Sr. Unsec’d. Notes(aa)	6.375	10/14/25		1,245	1,185,862

					7,595,712

Ukraine 0.4%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	605	121,679
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	1,230	251,393
Sr. Unsec’d. Notes	7.750	09/01/24(d)		320	78,260
Sr. Unsec’d. Notes	7.750	09/01/25(d)		260	59,361
Sr. Unsec’d. Notes	7.750	09/01/26(d)		590	126,776
Sr. Unsec’d. Notes	7.750	09/01/27(d)		1,005	214,379
Sr. Unsec’d. Notes	7.750	09/01/28(d)		910	197,470
Sr. Unsec’d. Notes	7.750	09/01/29(d)		1,180	259,453
Sr. Unsec’d. Notes	8.994	02/01/26(d)		400	90,075
Sr. Unsec’d. Notes	9.750	11/01/30(d)		3,075	667,467

					2,066,313

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    53

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Zambia 0.0%

Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500%	04/14/24(d)	340	$171,275

TOTAL SOVEREIGN BONDS (cost $135,768,172)				102,009,393

			Shares

COMMON STOCKS 1.6%

Luxembourg 0.2%

Intelsat Emergence SA*			51,374	1,211,579

Spain 0.0%

Codere New Topco SA
(original Cost $0; purchased 11/19/21)^(f)			36,655	—

United States 1.4%

CEC Entertainment, Inc.			34,226	513,390
Chesapeake Energy Corp.			33,960	2,945,011
Ferrellgas Partners LP (Class B Stock)^			8,479	1,591,351
GenOn Energy Holdings, Inc. (Class A Stock) (original cost $1,545,243; purchased 02/28/19)^(f)			14,397	1,439,700
TPC Group, Inc.*^			48,777	975,540

				7,464,992

TOTAL COMMON STOCKS (cost $4,420,573)				8,676,571

RIGHTS* 0.0%

Luxembourg

Intelsat Jackson Holdings SA, Series A (Luxembourg) CVR,expiring 12/05/25^			5,379	51,266

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Shares	Value

RIGHTS (Continued)*

Luxembourg (cont’d.)

Intelsat Jackson Holdings SA, Series B (Luxembourg) CVR,expiring 12/05/25^	5,379	$10,648

TOTAL RIGHTS (cost $0)		61,914

TOTAL LONG-TERM INVESTMENTS (cost $742,079,842)		620,337,740

SHORT-TERM INVESTMENT 1.6%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $8,623,913)	8,623,913	8,623,913

TOTAL INVESTMENTS 118.6% (cost $750,703,755)		628,961,653
Liabilities in excess of other assets(z) (18.6)%		(98,619,010)

NET ASSETS 100.0%		$530,342,643

See the Glossary for a list of the abbreviation(s) used in the semiannual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,158,253 and 0.8% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $245,407,702 segregated as collateral for amount of $105,000,000 borrowed and outstanding as of January 31, 2023.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $19,193,639. The aggregate value of $10,116,397 is 1.9% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    55

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at January 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
22	5 Year U.S. Treasury Notes	Mar. 2023	$2,403,328	$4,442
36	10 Year U.S. Treasury Notes	Mar. 2023	4,122,563	7,265
15	20 Year U.S. Treasury Bonds	Mar. 2023	1,948,125	448
14	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	1,984,500	(1,333)

				$10,822

Forward foreign currency exchange contracts outstanding at January 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/23	BNP	GBP	29,674	$36,576,415	$36,585,580	$9,165	$—
Euro,
Expiring 02/02/23	JPM	EUR	74,529	81,299,421	81,036,063	—	(263,358)

				$117,875,836	$117,621,643	9,165	(263,358)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/23	MSI	GBP	29,674	$35,566,835	$36,585,580	$—	$(1,018,745)
Expiring 03/02/23	BNP	GBP	29,674	36,598,819	36,606,445	—	(7,626)
Expiring 03/02/23	HSBC	GBP	1,209	1,489,346	1,491,478	—	(2,132)
Euro,
Expiring 02/02/23	BOA	EUR	1,161	1,234,335	1,262,770	—	(28,435)
Expiring 02/02/23	JPM	EUR	73,368	77,216,473	79,773,293	—	(2,556,820)
Expiring 03/02/23	HSBC	EUR	3,336	3,629,464	3,633,107	—	(3,643)
Expiring 03/02/23	JPM	EUR	74,529	81,448,703	81,171,380	277,323	—

				$237,183,975	$240,524,053	277,323	(3,617,401)

						$286,488	$(3,880,759)

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Credit default swap agreement outstanding at January 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	1,205	$(31,562)	$(40,436)	$(8,874)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    57

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Total return swap agreements outstanding at January 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 4.310%	BNP	06/20/23	(5,175)	$(11,378)	$—	$(11,378)
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 4.310%	BNP	09/20/23	(5,175)	(14,863)	—	(14,863)

					$(26,241)	$—	$(26,241)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(26,241)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$545,000	$—
JPS	410,000	—

Total	$955,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$21,281,953	$—
Convertible Bonds
Jamaica	—	3,495	—
Spain	—	3,068,461	—
Corporate Bonds
Argentina	—	545,599	—
Bahrain	—	389,453	—
Brazil	—	16,128,135	—
Canada	—	22,507,736	—
Chile	—	1,912,970	—
China	—	3,415,245	—
Colombia	—	5,871,514	—
Costa Rica	—	540,349	—
Czech Republic	—	662,069	—
France	—	7,818,806	—
Germany	—	11,691,431	—
Ghana	—	1,642,112	—
Guatemala	—	2,122,440	—
India	—	11,434,525	—
Israel	—	3,588,026	—
Italy	—	2,698,411	—
Jamaica	—	4,112,749	—
Japan	—	1,161,446	—
Kuwait	—	980,102	—
Luxembourg	—	9,275,218	5
Macau	—	2,545,311	—
Malaysia	—	1,735,519	—
Mexico	—	29,259,081	—
Morocco	—	438,000	—
Netherlands	—	5,863,161	—
Nigeria	—	527,974	—
Panama	—	342,722	—
Peru	—	1,623,062	—
Russia	—	167,991	—
Saudi Arabia	—	1,596,986	—
South Africa	—	9,449,970	—
Spain	—	3,659,314	—
Sweden	—	3,200,300	—
Switzerland	—	776,000	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    59

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Thailand	$—	$2,899,130	$—
Turkey	—	3,988,264	—
Ukraine	—	395,190	—
United Arab Emirates	—	1,621,012	—
United Kingdom	—	31,169,725	—
United States	—	248,332,907	43,860
Vietnam	—	1,360,552	—
Zambia	—	2,211,437	—
Floating Rate and other Loans
Luxembourg	—	1,198,768	—
Saint Lucia	—	2,040,446	—
United Kingdom	—	9,627,150	—
United States	—	10,617,897	45,883
Sovereign Bonds
Angola	—	5,566,244	—
Argentina	—	13,193,087	—
Bahrain	—	2,078,119	—
Brazil	—	7,817,193	—
Cameroon	—	1,277,724	—
Colombia	—	8,152,739	—
Dominican Republic	—	9,106,724	—
Ecuador	—	2,440,695	—
Egypt	—	5,826,782	—
El Salvador	—	510,500	—
Gabon	—	2,462,445	—
Ghana	—	507,450	—
Guatemala	—	1,805,136	—
Honduras	—	821,481	—
Iraq	—	3,633,120	—
Ivory Coast	—	5,115,054	—
Lebanon	—	288,837	—
Mongolia	—	270,641	—
Morocco	—	1,713,906	—
Mozambique	—	1,825,672	—
Nigeria	—	1,063,600	—
Oman	—	4,165,406	—
Pakistan	—	2,063,157	—
Paraguay	—	939,194	—
Romania	—	3,576,440	—
Senegal	—	1,480,155	—
Serbia	—	1,958,692	—
South Africa	—	2,515,900	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Turkey	$—	$7,595,712	$—
Ukraine	—	2,066,313	—
Zambia	—	171,275	—
Common Stocks
Luxembourg	—	1,211,579	—
Spain	—	—	—
United States	2,945,011	513,390	4,006,591
Rights
Luxembourg	—	—	61,914
Short-Term Investment
Unaffiliated Fund	8,623,913	—	—

Total	$11,568,924	$613,234,476	$4,158,253

Other Financial Instruments*
Assets
Futures Contracts	$12,155	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	286,488	—

Total	$12,155	$286,488	$—

Liabilities
Futures Contracts	$(1,333)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,880,759)	—
Centrally Cleared Credit Default Swap Agreement	—	(8,874)	—
OTC Total Return Swap Agreements	—	(26,241)	—

Total	$(1,333)	$(3,915,874)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    61

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and other Loans	Common Stocks	Rights	Warrants	Unfunded loan commitment

Balance as of 07/31/22	$43,865	$5,055,888	$1,583,670	$61,914	$103	$—
Realized gain (loss)	—	—	519,807	—	—	—
Change in unrealized appreciation (depreciation)	(248,126)	1,227	766,918	—	(103)	—
Purchases/Exchanges/Issuances	—	43,096	528,485	—	—	—
Sales/Paydowns	—	(123,798)	(2,496,761)	—	—	—
Accrued discount/premium	248,126	1,560	—	—	—	—
Transfers into Level 3*	—	—	3,104,472	—	—	—
Transfers out of Level 3*	—	(4,932,090)	—	—	—	—

Balance as of 01/31/23	$43,865	$45,883	$4,006,591	$61,914	$—	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(248,126)	$1,218	$766,918	$—	$—	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of January 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs

Corporate Bonds	$43,860	Market	Transaction Based	Unadjusted Last Traded Price
Corporate Bonds	5	Market	Contingent Value Transaction	Contingent Value
Common Stocks	1,591,351	Market	Based/Broker Quote	Allocation Rate
Common Stocks	975,540	Market	Enterprise Value	Implied Equity Value
Rights	61,914	Market	Contingent Value	Contingent Value

	$2,672,670

**	The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

brokers. As of January 31, 2023, the aggregate value of these securities and/or derivatives was $1,485,583. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2023 were as follows:

Sovereign Bonds	19.2%
Oil & Gas	14.8
Electric	6.7
Retail	6.3
Telecommunications	5.5
Media	5.1
Commercial Services	4.1
Collateralized Loan Obligations	4.0
Diversified Financial Services	4.0
Home Builders	3.2
Foods	3.2
Entertainment	2.9
Chemicals	2.7
Aerospace & Defense	2.6
Pipelines	2.4
Auto Manufacturers	2.4
Real Estate Investment Trusts (REITs)	2.0
Healthcare-Services	1.8
Banks	1.8
Engineering & Construction	1.7
Building Materials	1.7
Unaffiliated Fund	1.6
Mining	1.6
Lodging	1.6
Pharmaceuticals	1.5
Real Estate	1.4
Computers	1.2
Internet	0.9
Packaging & Containers	0.7
Energy-Alternate Sources	0.6
Transportation	0.6
Healthcare-Products	0.6

Oil, Gas & Consumable Fuels	0.6%
Machinery-Diversified	0.5
Apparel	0.5
Gas	0.5
Agriculture	0.5
Housewares	0.5
Insurance	0.4
Software	0.4
Holding Companies-Diversified	0.4
Auto Parts & Equipment	0.4
Distribution/Wholesale	0.4
Advertising	0.3
Airlines	0.3
Gas Utilities	0.3
Electric Utilities	0.3
Iron/Steel	0.3
Miscellaneous Manufacturing	0.3
Wireless Telecommunication Services	0.2
Household Products/Wares	0.2
Leisure Time	0.2
Beverages	0.2
Environmental Control	0.2
Electronics	0.1
Hotels, Restaurants & Leisure	0.1
Trucking & Leasing	0.1

118.6
Liabilities in excess of other assets	(18.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts and interest rate contracts risk. See the Notes to

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    63

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$8,874*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	286,488		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,880,759
Interest rate contracts	Due from/to broker-variation margin futures	12,155	*	Due from/to broker-variation margin futures	1,333	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	26,241

		$298,643			$3,917,207

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$851,630
Foreign exchange contracts	3,665,045	—
Interest rate contracts	—	288,612

Total	$3,665,045	$1,140,242

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(593,986)
Foreign exchange contracts	—	(7,046,139)	—
Interest rate contracts	10,822	—	790,726

Total	$10,822	$(7,046,139)	$196,740

For the six months ended January 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 3,486,172
Forward Foreign Currency Exchange Contracts - Purchased (2)	122,264,108
Forward Foreign Currency Exchange Contracts - Sold (2)	240,038,728
Credit Default Swap Agreements - Buy Protection (1)	9,798,220
Credit Default Swap Agreements - Sell Protection (1)	15,216,667
Total Return Swap Agreements (1)	11,858,333

*	Average volume is based on average quarter end balances as noted for the six months ended January 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$9,165	$(33,867)	$(24,702)	$—	$(24,702)
BOA	—	(28,435)	(28,435)	—	(28,435)
HSBC	—	(5,775)	(5,775)	—	(5,775)
JPM	277,323	(2,820,178)	(2,542,855)	2,160,000	(382,855)
MSI	—	(1,018,745)	(1,018,745)	1,018,745	—

	$286,488	$(3,907,000)	$(3,620,512)	$3,178,745	$(441,767)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    65

PGIM Global High Yield Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Assets & Liabilities  (unaudited)

as of January 31, 2023

Assets

Unaffiliated investments (cost $750,703,755)	$628,961,653
Cash	477,379
Foreign currency, at value (cost $6,162,638)	6,174,888
Cash segregated for counterparty - OTC	3,370,000
Dividends and interest receivable	10,525,375
Deposit with broker for centrally cleared/exchange-traded derivatives	955,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	286,488
Receivable for investments sold	255,852
Due from broker—variation margin futures	13,172
Due from broker—variation margin swaps	10,364
Tax reclaim receivable	3,784
Prepaid expenses	2,219

Total Assets	651,036,174

Liabilities

Loan payable	105,000,000
Payable for investments purchased	10,303,420
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,880,759
Management fee payable	452,279
Interest payable	445,726
Excise tax expense payable	269,034
Accrued expenses and other liabilities	241,435
Deferred directors’ fees and directors’ fees payable	54,548
Unrealized depreciation on OTC swap agreements	26,241
Exchange listing fees payable	20,089

Total Liabilities	120,693,531

Net Assets	$530,342,643

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	768,542,849
Total distributable earnings (loss)	(238,241,130)

Net assets, January 31, 2023	$530,342,643

Net asset value and redemption price per share ($530,342,643 ÷ 40,923,879 shares of common stock issued and outstanding)	$12.96

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    67

PGIM Global High Yield Fund, Inc.

Statement of Operations   (unaudited)

Six Months Ended January 31, 2023

Net Investment Income (Loss)

Income
Interest income	$22,363,875
Unaffiliated dividend income	539,549

Total income	22,903,424

Expenses
Management fee	2,602,794
Interest expense	1,992,141
Excise tax expense	269,034
Professional fees	51,729
Custodian and accounting fees	45,145
Shareholders’ reports	40,064
Audit fee	23,869
Exchange listing fees	20,089
Transfer agent’s fees and expenses	10,299
Directors’ fees	6,314
Miscellaneous	14,627

Total expenses	5,076,105

Net investment income (loss)	17,827,319

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(5,975,449)
Forward currency contract transactions	3,665,045
Swap agreement transactions	1,140,242
Foreign currency transactions	(1,922,398)

(3,092,560)

Net change in unrealized appreciation (depreciation) on:
Investments	12,997,189
Futures	10,822
Forward currency contracts	(7,046,139)
Swap agreements	196,740
Foreign currencies	150,097

6,308,709

Net gain (loss) on investment and foreign currency transactions	3,216,149

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,043,468

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statements of Changes in Net Assets   (unaudited)

	Six Months Ended January 31, 2023	Year Ended July 31, 2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$17,827,319	$38,593,320
Net realized gain (loss) on investment and foreign currency transactions	(3,092,560)	27,138,509
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,308,709	(162,806,793)

Net increase (decrease) in net assets resulting from operations	21,043,468	(97,074,964)

Dividends and Distributions
Distributions from distributable earnings	(25,782,044)	(51,564,088)

Total increase (decrease)	(4,738,576)	(148,639,052)

Net Assets:

Beginning of period	535,081,219	683,720,271

End of period	$530,342,643	$535,081,219

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    69

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows   (unaudited)

Six Months Ended January 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$21,043,468

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	58,917,502
Purchases of long-term portfolio investments, net of amounts payable	(67,718,805)
Net proceeds (purchases) of short-term portfolio investments	2,576,213
Net premiums (paid) received for swap agreements	558,091
Amortization of premium and accretion of discount on portfolio investments	(1,929,304)
Net realized (gain) loss on investment transactions	5,975,449
Net realized (gain) loss on forward currency contract transactions	(3,665,045)
Net realized (gain) loss on swap agreement transactions	(1,140,242)
Net realized (gain) loss on foreign currency transactions	1,922,398
Net change in unrealized (appreciation) depreciation on investments	(12,997,189)
Net change in unrealized (appreciation) depreciation on futures transactions	(10,822)
Net change in unrealized (appreciation) depreciation on forward currency contracts	7,046,139
Net change in unrealized (appreciation) depreciation on swap agreements	(196,740)
Net change in unrealized (appreciation) depreciation on foreign currencies	(150,097)
(Increase) Decrease In Assets:
Dividends and interest receivable	289,085
Prepaid expenses	(2,219)
Increase (Decrease) In Liabilities:
Management fee payable	(11,194)
Interest payable	146,137
Excise tax expense payable	269,034
Accrued expenses and other liabilities	(82,523)
Deferred directors’ fees and directors’ fees payable	384
Exchange listing fees payable	20,089
Dividends payable	(74,181)

Total adjustments	(10,257,840)

Net cash provided by (used for) operating activities	10,785,628

Effect of exchange rate changes on cash	1,903,566

Cash Flows Provided By (Used For) Financing Activities:
Increase in borrowing	16,000,000
Cash paid on distributions from distributable earnings	(25,782,044)

Net cash provided by (used for) financing activities	(9,782,044)

Net increase (decrease) in cash and restricted cash, including foreign currency	2,907,150

Cash and restricted cash at beginning of period, including foreign currency	8,093,653

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$11,000,803

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$1,846,004

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows   (unaudited) (continued)

Six Months Ended January 31, 2023

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

January 31, 2023

Cash	$477,379
Foreign currency, at value	6,174,888
Restricted cash:
Cash segregated for counterparty - OTC	3,370,000
Deposit with broker for centrally cleared/exchange-traded derivatives	955,000
Due from broker-variation margin futures	13,172
Due from broker-variation margin swaps	10,364

Total Cash and Restricted Cash, Including Foreign Currency	$11,000,803

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    71

PGIM Global High Yield Fund, Inc.

Financial Highlights  (unaudited)

Six Months Ended January 31, 2023

	Six Months Ended January 31,		Year Ended July 31,
	2023		2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$13.08		$16.71	$15.50	$16.64	$16.17	$16.57
Income (loss) from investment operations:
Net investment income (loss)	0.44		0.94	1.09	1.10	0.91	0.86
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07		(3.31)	1.38	(0.98)	0.64	(0.22)
Total from investment operations	0.51		(2.37)	2.47	0.12	1.55	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.63)		(1.26)	(1.10)	(1.26)	(1.08)	(0.93)
Tax return of capital distributions	-		-	(0.16)	-	-	(0.11)
Total dividends and distributions	(0.63)		(1.26)	(1.26)	(1.26)	(1.08)	(1.04)
Net asset value, end of period	$12.96		$13.08	$16.71	$15.50	$16.64	$16.17
Market price, end of period	$11.85		$11.98	$15.59	$13.18	$14.52	$13.63
Total Return(b):	4.65%		(15.91)%	28.97%	(0.40)%	15.12%	(2.96)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$530,343		$535,081	$683,720	$634,170	$680,904	$661,572
Average net assets (000)	$517,408		$623,650	$663,605	$634,188	$657,922	$666,960
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.89	%(e)	1.48%	1.59%	1.99%	2.56%	2.15%
Expenses before waivers and/or expense reimbursement(d)	1.89	%(e)	1.48%	1.59%	1.99%	2.56%	2.15%
Net investment income (loss)	6.89	%(e)	6.19%	6.70%	7.13%	5.68%	5.30%
Portfolio turnover rate(f)	10%		35%	51%	49%	96%	67%
Asset coverage	605%		701%	375%	383%	340%	356%
Total debt outstanding at period-end (000)	$105,000		$89,000	$249,000	$224,000	$284,000	$258,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense of 0.76%, 0.32%, 0.33%, 0.75%, 1.28% and 0.91%, for the six months ended January 31, 2023 and years ended July 31, 2022, 2021, 2020, 2019, and 2018, respectively. Includes tax expense of 0.05%, 0.01% and 0.01% for the six months ended January 31, 2023 and years ended July 31, 2020 and 2019, respectively.

(e)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Financial Highlights   (unaudited) (continued)

Six Months Ended January 31, 2023

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    73

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 119.9%

ASSET-BACKED SECURITIES 8.8%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.258%(c)	07/15/30	4,359	$4,356,256
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	5.865(c)	07/18/30	1,960	1,935,839
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.795(c)	08/20/32	3,000	2,952,466
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	5.762(c)	04/17/31	2,991	2,932,099
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	5.848(c)	04/20/31	2,750	2,728,410
Guggenheim CLO STAT Ltd. (Cayman Islands),
Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	6.709(c)	10/25/31	2,000	1,998,921
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.972(c)	01/15/31	2,000	1,985,000
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	6.738(c)	10/20/31	2,000	1,999,204
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.755(c)	10/21/30	2,490	2,470,239
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A	0.000(c)	01/20/35	2,250	2,250,000
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)	5.825(c)	04/15/31	4,000	3,992,206
Shackleton CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	5.696(c)	08/15/30	2,715	2,682,805
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.928(c)	04/25/31	2,650	2,617,862

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)	6.883%(c)	01/20/31	2,250	$2,247,911
Voya CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.998(c)	10/20/31	4,000	3,972,771

TOTAL ASSET-BACKED SECURITIES (cost $40,918,744)				41,121,989

CORPORATE BONDS 104.1%

Advertising 0.4%

CMG Media Corp.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,565	2,005,393

Aerospace & Defense 3.9%

Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805	05/01/50	2,650	2,706,474
Sr. Unsec’d. Notes	5.930	05/01/60	750	764,959
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,050	993,563
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	875	871,719
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	1,580	1,610,652
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	1,776	1,776,000
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	900	896,625
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	3,965	3,965,000
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	900	902,975
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	200	197,760
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	600	541,629
Gtd. Notes(aa)	5.500	11/15/27	2,525	2,411,335
Sr. Sec’d. Notes, 144A	6.250	03/15/26	600	599,777

				18,238,468

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    75

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.2%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750%	02/01/29	1,350	$1,178,303

Airlines 1.2%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	11.750	07/15/25	250	278,419
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	1,450	1,418,281
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,550	1,495,750
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	675	642,938
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,080	1,025,911
Sr. Sec’d. Notes, 144A	4.625	04/15/29	830	757,315

				5,618,614

Apparel 0.5%

Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	500	467,503
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	275	237,559
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,825	1,466,161

				2,171,223

Auto Manufacturers 2.0%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	725	575,712
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	3,925	3,065,393
Sr. Unsec’d. Notes	5.291	12/08/46	2,775	2,299,153
Sr. Unsec’d. Notes	7.400	11/01/46	200	206,222
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	400	349,203
Sr. Unsec’d. Notes	5.584	03/18/24	310	308,448
Sr. Unsec’d. Notes	6.950	03/06/26	375	383,533

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750%	10/15/25	1,000	$985,000
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,325	1,013,559

				9,186,223

Auto Parts & Equipment 1.1%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	1,161	1,098,175
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	271	255,202
Gtd. Notes(aa)	6.500	04/01/27	1,231	1,135,469
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	500	490,000
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	250	211,976
Sr. Unsec’d. Notes	4.500	02/15/32	600	505,830
Sr. Unsec’d. Notes	5.375	11/15/27	200	190,857
Sr. Unsec’d. Notes	5.625	06/15/28	600	567,000
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	700	670,476

				5,124,985

Banks 1.2%

Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	625	570,492
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN	3.625	09/09/24	375	357,067
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	550	484,100
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	2,200	1,740,644
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	2,425	2,409,844

				5,562,147

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    77

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials 2.0%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750%	08/01/28	650	$611,131
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	1,100	822,841
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	600	577,752
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	630	596,496
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	701	620,337
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	675	556,875
Gtd. Notes, 144A	5.375	02/01/28	180	168,881
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	952	792,145
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,425	1,297,144
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	475	377,892
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,375	1,178,904
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,475	1,381,643
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	320	304,725

				9,286,766

Chemicals 3.6%

Ashland LLC,
Gtd. Notes(aa)	6.875	05/15/43	2,125	2,154,512
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	325	277,558
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	225	162,846
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	870	862,506
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	800	668,154
Gtd. Notes, 144A	5.750	11/15/28	620	564,949
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A	6.750	08/15/24	1,820	1,453,956
Diamond BC BV,
Gtd. Notes, 144A	4.625	10/01/29	650	545,187

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000%	12/15/28	1,100	$863,677
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,100	1,079,375
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	625	522,482
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,590	1,498,889
SK Invictus Intermediate II Sarl (Luxembourg),
Sr. Sec’d. Notes, 144A	5.000	10/30/29	820	672,400
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	450	380,925
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	884	904,427
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	1,565	1,338,075
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	460	452,405
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	600	504,676
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25	2,327	814,450
Sr. Sec’d. Notes, 144A	9.500	07/01/25	1,040	821,600
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	5.625	10/01/24	50	49,746

				16,592,795

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	400	414,000

Commercial Services 5.9%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	459	427,643
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	430	414,043
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	1,150	924,423
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27	2,900	2,770,367

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    79

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625%	06/01/28		860	$739,600
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,315	1,121,038
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		500	466,287
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29		825	715,925
Gtd. Notes, 144A	4.625	10/01/27		400	371,033
APi Group DE, Inc.,
Gtd. Notes, 144A	4.750	10/15/29		325	292,253
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28		1,295	1,145,066
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	275	284,593
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		375	351,760
Gtd. Notes, 144A(aa)	5.500	07/15/25		200	197,536
Carriage Services, Inc.,
Gtd. Notes, 144A	4.250	05/15/29		200	164,503
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29		425	381,556
Gtd. Notes, 144A	3.750	10/01/30		325	287,920
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27		441	422,404
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26		275	244,335
Gtd. Notes, 144A	5.000	12/01/29		525	429,073
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		2,350	2,003,429
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28		1,350	1,121,395
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		900	809,939
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31		1,050	919,361
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		575	497,188
Gtd. Notes	4.000	07/15/30		150	134,998

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

United Rentals North America, Inc., (cont’d.)
Gtd. Notes(aa)	4.875%	01/15/28	5,720	$5,541,290
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	4,445	4,464,862

				27,643,820

Computers 0.8%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	225	207,000
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	955	789,727
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	550	489,233
Gtd. Notes, 144A	5.125	04/15/29	425	369,788
Gtd. Notes, 144A	5.250	10/01/30	350	303,910
Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	975,544
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	375	378,667

				3,513,869

Distribution/Wholesale 0.4%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	2,250	1,984,410

Diversified Financial Services 4.4%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	1,075	975,013
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	525	469,875
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	375	271,908
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	1,525	1,302,443
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	1,025	667,490

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    81

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

LFS Topco LLC,
Gtd. Notes, 144A	5.875%	10/15/26	875	$724,087
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000	03/15/29	300	268,473
Gtd. Notes, 144A	4.375	05/15/31	100	87,623
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	850	688,597
Gtd. Notes, 144A(aa)	5.500	08/15/28	2,645	2,310,725
Gtd. Notes, 144A(aa)	6.000	01/15/27	1,725	1,603,511
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	1,800	1,593,405
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	400	336,751
Gtd. Notes	4.000	09/15/30	700	557,936
Gtd. Notes(aa)	6.875	03/15/25	750	747,551
Gtd. Notes(aa)	7.125	03/15/26	4,498	4,473,349
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	575	472,583
Gtd. Notes, 144A	5.375	10/15/25	800	746,170
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	4.000	10/15/33	1,175	931,588
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	750	660,000
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	775	751,750

				20,640,828

Electric 5.5%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	500	461,769
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	2,025	1,759,910
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	1,975	1,692,379
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	5,950	5,385,962
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A	13.000	06/01/24	238	154,560
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	2,975	2,841,231
Gtd. Notes, 144A	3.375	02/15/29	200	165,713

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NRG Energy, Inc., (cont’d.)
Gtd. Notes, 144A	3.625%	02/15/31		750	$594,560
Gtd. Notes, 144A	3.875	02/15/32		425	331,009
Gtd. Notes, 144A	5.250	06/15/29		800	722,281
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28		1,625	1,520,173
Sr. Sec’d. Notes(aa)	5.250	07/01/30		1,885	1,736,946
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		125	117,670
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		400	391,794
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		500	440,107
Gtd. Notes, 144A(aa)	5.000	07/31/27		1,100	1,034,662
Gtd. Notes, 144A(aa)	5.625	02/15/27		6,400	6,201,761

					25,552,487

Electrical Components & Equipment 0.6%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	100	88,373
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29		750	650,118
Gtd. Notes, 144A	4.750	06/15/28		350	313,249
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		600	609,544
Gtd. Notes, 144A(aa)	7.250	06/15/28		1,130	1,162,220

					2,823,504

Electronics 0.4%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25		1,515	1,430,619
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		260	221,946

					1,652,565

Engineering & Construction 0.4%

AECOM,
Gtd. Notes	5.125	03/15/27		380	373,346

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    83

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)

Artera Services LLC,
Sr. Sec’d. Notes, 144A	9.033%	12/04/25	700	$598,564
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	500	426,774
Gtd. Notes, 144A	4.125	02/15/32	425	360,509

				1,759,193

Entertainment 3.5%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	533	268,310
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	1,935	1,927,756
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,575	1,604,960
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	275	234,922
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	275	266,008
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	100	90,425
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,100	2,112,718
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	500	474,140
Sr. Sec’d. Notes, 144A	6.250	01/15/27	350	350,000
Sr. Sec’d. Notes, 144A	6.500	02/15/25	1,260	1,273,205
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	525	489,179
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	825	729,454
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	869	786,210
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	675	558,072
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	1,980	1,860,752
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,225	854,139

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625%	03/01/30	825	$735,527
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	800	820,452
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	767,365
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	275,932

				16,479,526

Environmental Control 0.4%

Clean Harbors, Inc.,
Gtd. Notes, 144A	6.375	02/01/31	125	127,335
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	275	244,131
Gtd. Notes, 144A	4.375	08/15/29	1,575	1,396,742
Gtd. Notes, 144A	4.750	06/15/29	50	45,154

				1,813,362

Foods 3.9%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A(aa)	3.500	03/15/29	1,560	1,345,583
Gtd. Notes, 144A	4.875	02/15/30	250	230,435
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27	2,700	2,182,582
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	875	674,726
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	1,150	1,128,642
Sr. Sec’d. Notes, 144A	4.625	11/15/28	150	137,341
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.750	12/01/31	525	445,126
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	900	876,035
Kraft Heinz Foods Co.,
Gtd. Notes(aa)	4.375	06/01/46	1,775	1,551,048
Gtd. Notes	5.000	07/15/35	235	235,661

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    85

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Kraft Heinz Foods Co., (cont’d.)
Gtd. Notes	5.200%	07/15/45		300	$293,123
Gtd. Notes	5.500	06/01/50		1,125	1,146,971
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		350	315,517
Gtd. Notes, 144A	4.375	01/31/32		725	648,793
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	450	429,735
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32		375	305,236
Gtd. Notes, 144A(aa)	5.875	09/30/27		3,800	3,769,046
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		1,075	946,031
Gtd. Notes, 144A	5.500	12/15/29		450	417,529
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		1,400	1,207,472

					18,286,632

Gas 0.6%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		25	24,327
Sr. Unsec’d. Notes	5.625	05/20/24		125	123,145
Sr. Unsec’d. Notes	5.750	05/20/27		2,150	2,026,239
Sr. Unsec’d. Notes(aa)	5.875	08/20/26		575	555,405

					2,729,116

Healthcare-Products 1.3%

Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30		1,125	926,451
Sr. Sec’d. Notes, 144A	6.750	02/15/30		225	202,521
Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875	04/01/29		2,525	2,160,489
Sr. Unsec’d. Notes, 144A(aa)	5.250	10/01/29		3,400	2,853,356

					6,142,817

Healthcare-Services 3.7%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		1,575	1,224,387

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

DaVita, Inc., (cont’d.)
Gtd. Notes, 144A(aa)	4.625%	06/01/30	3,075	$2,590,602
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	05/01/26	250	209,471
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	800	699,400
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	925	619,732
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	1,800	1,592,268
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	3,400	2,978,145
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	250	232,827
Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,925	1,712,715
Sr. Sec’d. Notes	4.375	01/15/30	3,825	3,404,262
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	2,025	1,870,771

				17,134,580

Home Builders 5.7%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	825	688,364
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	625	521,927
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,200	1,082,838
Gtd. Notes(aa)	7.250	10/15/29	2,750	2,541,300
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,875	1,450,313
Gtd. Notes, 144A(aa)	6.250	09/15/27	815	722,929
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	400	316,000
Century Communities, Inc.,
Gtd. Notes(aa)	6.750	06/01/27	1,725	1,707,438
Gtd. Notes, 144A	3.875	08/15/29	150	126,213
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	450	403,369
Gtd. Notes, 144A(aa)	5.000	03/01/28	1,200	1,054,700

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    87

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

KB Home,
Gtd. Notes	4.000%	06/15/31	500	$420,121
Gtd. Notes	4.800	11/15/29	1,000	898,291
Gtd. Notes	6.875	06/15/27	1,225	1,252,410
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,248,531
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	375	315,475
Gtd. Notes	4.950	02/01/28	725	669,452
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	1,158	973,704
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	983,625
Meritage Homes Corp.,
Gtd. Notes(aa)	5.125	06/06/27	2,523	2,431,629
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,293	1,151,460
Sr. Unsec’d. Notes	4.750	04/01/29	475	414,065
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	925	811,719
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	450	436,681
Gtd. Notes, 144A	5.875	06/15/27	375	368,864
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	1,480	1,352,863
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	1,523	1,517,274
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	915	858,446

				26,720,001

Home Furnishings 0.0%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	200	174,685

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,075	929,911

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares (cont’d.)

Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125%	04/30/31	100	$83,955
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	800	697,200
Sr. Sec’d. Notes, 144A	5.000	12/31/26	175	158,856
Spectrum Brands, Inc.,
Gtd. Notes, 144A	3.875	03/15/31	200	161,292

				2,031,214

Housewares 0.6%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	750	609,091
Gtd. Notes	4.375	02/01/32	725	592,693
Gtd. Notes	4.500	10/15/29	750	651,911
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	1,675	1,099,855

				2,953,550

Insurance 0.2%

BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	875	772,429

Internet 1.5%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	1,925	1,644,650
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	825	632,357
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	3,000	2,941,572
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	525	454,131
Gtd. Notes, 144A	5.250	12/01/27	1,165	1,128,471

				6,801,181

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    89

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.5%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	01/31/29	1,709	$1,684,542
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	200	178,991
Sr. Unsec’d. Notes	4.375	03/15/32	300	263,877

				2,127,410

Leisure Time 0.7%

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	8.375	02/01/28	250	253,438
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A	8.250	01/15/29	1,125	1,164,375
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	250	216,375
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	275	236,500
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	350	297,500
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	825	705,375
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	475	384,715

				3,258,278

Lodging 1.9%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	900	752,866
Gtd. Notes, 144A	4.000	05/01/31	275	238,702
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	275	259,120
Gtd. Notes(aa)	4.750	10/15/28	400	362,538
Gtd. Notes(aa)	5.500	04/15/27	1,061	1,024,976
Gtd. Notes	5.750	06/15/25	50	49,344
Gtd. Notes(aa)	6.750	05/01/25	1,910	1,922,109
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	625	588,256
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,325	1,098,094

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Wynn Macau Ltd. (Macau), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.500%	10/01/27	550	$492,250
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	2,125	1,880,625

				8,668,880

Machinery-Construction & Mining 0.1%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	725	676,815

Machinery-Diversified 0.9%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	325	339,193
Sr. Sec’d. Notes, 144A	7.500	01/01/30	575	587,372
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	975	846,977
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125	08/01/24	1,815	1,764,015
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	625	576,619

				4,114,176

Media 8.0%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	1,850	1,532,060
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	5,600	4,664,184
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	700	568,787
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,900	2,535,923
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	1,000	933,412
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	450	442,281
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	1,175	819,581
Gtd. Notes, 144A(aa)	4.125	12/01/30	775	568,932
Gtd. Notes, 144A	6.500	02/01/29	1,200	1,039,472
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,875	2,882,937
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/15/30	2,550	1,608,047

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    91

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $5,393,891; purchased 07/18/19 - 11/18/21)(f)	6.625%	08/15/27	6,595	$134,200
Sec’d. Notes, 144A (original cost $3,277,261; purchased 07/18/19 - 08/30/22)(f)	5.375	08/15/26	6,090	443,884
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	1,840	1,170,140
Gtd. Notes	7.375	07/01/28	1,065	765,669
Gtd. Notes(aa)	7.750	07/01/26	5,015	4,068,300
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	975	1,011,184
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	200	183,366
Gtd. Notes, 144A	7.000	05/15/27	1,625	1,476,785
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	395	378,748
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	850	805,982
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	325	291,162
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	150	135,052
Gtd. Notes, 144A	5.625	07/15/27	734	699,269
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	610	467,250
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	3,330	1,733,246
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	400	344,084
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	2,300	2,241,111
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	2,135	2,091,767
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	1,800	1,536,732

				37,573,547

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A
	4.375%	10/15/29	525	$472,639

Mining 2.0%

Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	1,375	1,240,508
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	200	198,125
Gtd. Notes, 144A(aa)	7.500	04/01/25	3,605	3,551,105
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	575	574,176
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	900	829,125
Gtd. Notes, 144A	6.125	04/01/29	1,195	1,115,831
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	1,220	1,137,650
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	800	674,330
Gtd. Notes, 144A	4.750	01/30/30	275	251,328

				9,572,178

Miscellaneous Manufacturing 0.4%

Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27	1,075	1,056,736
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	785	701,376

				1,758,112

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes
	3.250	02/15/29	685	595,497

Oil & Gas 7.7%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	975	970,274

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    93

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875%	12/15/24(d)	5,325	$36,210
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	750	699,460
Gtd. Notes, 144A	7.625	02/01/29	979	1,002,823
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	25	23,915
Gtd. Notes, 144A	9.000	11/01/27	227	281,070
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	1,700	1,802,000
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	375	364,144
Gtd. Notes, 144A	5.875	02/01/29	750	718,478
Gtd. Notes, 144A	6.750	04/15/29	725	715,218
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	1,175	1,165,603
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	1,350	1,343,924
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	600	517,770
Gtd. Notes, 144A	6.750	03/01/29	975	898,292
Crescent Energy Finance LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/15/28	150	149,633
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	500	461,814
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	575	562,436
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/30/28	975	963,030
EQT Corp.,
Sr. Unsec’d. Notes	5.000	01/15/29	250	242,547
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	275	255,829
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	850	795,475
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	625	575,440
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	1,808	1,735,840
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	750	692,695
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	575	552,000

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

MEG Energy Corp. (Canada), (cont’d.)
Gtd. Notes, 144A	7.125%	02/01/27	1,802	$1,842,995
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	975	948,187
Gtd. Notes, 144A	7.500	01/15/28	1,325	1,260,406
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25	1,400	1,358,636
Gtd. Notes, 144A	7.375	05/15/27	50	50,065
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.125	01/01/31	745	778,818
Sr. Unsec’d. Notes	7.150	05/15/28	900	943,694
Sr. Unsec’d. Notes	8.875	07/15/30	200	235,205
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	525	450,187
Gtd. Notes, 144A	4.625	05/01/30	1,325	1,132,875
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	275	264,688
Gtd. Notes, 144A(aa)	7.125	01/15/26	2,160	2,138,400
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	425	412,623
Gtd. Notes, 144A	4.750	02/15/30	275	247,318
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	1,150	1,013,654
Gtd. Notes	5.375	02/01/29	125	117,515
Gtd. Notes(aa)	5.375	03/15/30	1,900	1,770,619
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	1,630	1,477,721
Gtd. Notes	4.500	04/30/30	700	623,979
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,400	1,316,000
Gtd. Notes, 144A	8.000	02/01/27	100	91,750

				36,001,255

Packaging & Containers 2.1%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27	1,066	834,406

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    95

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125%	08/15/26	475	$433,438
Sr. Unsec’d. Notes, 144A	5.250	08/15/27	675	556,031
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	1,360	1,194,699
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	300	295,213
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	300	210,375
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	1,184	1,053,760
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	425	384,092
Sr. Sec’d. Notes, 144A	6.750	07/15/26	250	242,287
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	1,225	1,026,611
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	150	142,647
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26	650	655,688
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	400	358,600
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	490,287
Gtd. Notes, 144A	6.625	05/13/27	230	226,109
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	625	555,731
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A	6.125	02/01/28	150	151,398
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	6.625	11/01/25	275	248,047
Gtd. Notes, 144A	9.250	08/01/24	275	270,152
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	325	289,260

				9,618,831

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 2.4%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625%	08/01/29	1,225	$1,065,810
Gtd. Notes, 144A	5.125	03/01/30	325	289,503
Gtd. Notes, 144A	6.125	08/01/28	670	635,794
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	1,100	580,111
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	975	434,994
Gtd. Notes, 144A	5.000	02/15/29	1,150	506,000
Gtd. Notes, 144A	5.250	01/30/30	2,325	1,011,375
Gtd. Notes, 144A	5.250	02/15/31	2,635	1,198,925
Gtd. Notes, 144A(aa)	6.250	02/15/29	4,260	1,948,950
Gtd. Notes, 144A	7.000	01/15/28	250	113,750
Gtd. Notes, 144A	9.000	12/15/25	500	393,125
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A	4.375	01/15/29	1,075	978,250
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	450	408,355
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	900	810,273
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	850	690,177

				11,065,392

Pipelines 4.6%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	975	905,501
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,425	2,325,254
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	1,575	1,412,872
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes(aa)	4.625	10/15/28	2,750	2,620,826
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	200	169,138
DCP Midstream Operating LP,
Gtd. Notes(aa)	5.125	05/15/29	1,375	1,373,343
Gtd. Notes	5.625	07/15/27	510	518,970
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,075	977,343

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    97

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500%	07/15/28	50	$46,128
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	351	345,692
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,275	1,247,013
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	125	125,345
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	125	124,794
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	375	353,651
Gtd. Notes(aa)	7.000	08/01/27	750	723,724
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.875	04/15/40	2,050	1,744,332
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	2,054	1,892,962
Gtd. Notes, 144A	6.000	12/31/30	1,325	1,206,868
Gtd. Notes, 144A	7.500	10/01/25	200	203,038
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	985	878,636
Sr. Sec’d. Notes, 144A	4.125	08/15/31	285	252,874
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	600	574,944
Sr. Unsec’d. Notes(aa)	4.300	02/01/30	1,275	1,167,263
Sr. Unsec’d. Notes	5.500	08/15/48	75	65,153

				21,255,664

Real Estate 1.8%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875	11/15/25	2,200	1,980,499
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25	2,000	1,975,138
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	1,175	1,013,917
Gtd. Notes, 144A	4.375	02/01/31	675	561,920
Gtd. Notes, 144A	5.375	08/01/28	340	315,254
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,700	1,442,888

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.250%	04/15/30	1,050	$787,448
Gtd. Notes, 144A	5.750	01/15/29	700	549,147

				8,626,211

Real Estate Investment Trusts (REITs) 3.6%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	861	584,195
Gtd. Notes(aa)	9.750	06/15/25	1,900	1,864,619
Sr. Unsec’d. Notes	4.750	05/01/24	50	43,409
Sr. Unsec’d. Notes	4.750	02/15/28	1,375	837,138
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	125	88,070
Gtd. Notes(aa)	5.000	10/15/27	2,325	1,965,968
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,665	1,688,276
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/25	6,650	6,561,644
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	4.750	04/15/28	830	680,442
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	01/15/28	2,000	1,874,229
Gtd. Notes, 144A(aa)	4.625	12/01/29	825	769,369

				16,957,359

Retail 5.0%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	2,950	2,511,187
Sr. Sec’d. Notes, 144A	3.875	01/15/28	438	400,323
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29	1,525	937,336
Sr. Sec’d. Notes, 144A	4.875	07/15/28	125	91,224
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27	150	111,993

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    99

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Brinker International, Inc.,
Gtd. Notes, 144A	5.000%	10/01/24		675	$660,446
Sr. Unsec’d. Notes	3.875	05/15/23		350	348,151
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29		700	534,397
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	707	682,578
Sr. Sec’d. Notes	6.250	10/30/25	EUR	715	692,836
Sr. Sec’d. Notes, 144A	6.750	02/07/25		725	673,344
Sr. Sec’d. Notes, 144A	8.500	10/30/25		1,450	1,363,000
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.375	04/01/26		125	114,980
Sr. Unsec’d. Notes, 144A	5.875	04/01/29		980	818,426
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30		1,325	1,099,862
Sr. Sec’d. Notes, 144A	4.625	01/15/29		550	485,099
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29		1,375	1,106,017
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29		1,100	845,140
Gtd. Notes, 144A	3.875	10/01/31		800	598,829
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29		1,000	759,777
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29		675	557,038
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29		1,725	1,201,592
Sr. Unsec’d. Notes, 144A	6.750	08/01/29		200	142,102
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29		475	405,946
Gtd. Notes, 144A	7.500	10/15/27		825	817,264
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.625	12/01/25		900	890,992
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29		1,150	983,408
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		610	590,361
Sr. Unsec’d. Notes, 144A	5.000	06/01/31		1,275	1,113,157

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500%	03/15/29	1,250	$1,101,562
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	900	824,112

				23,462,479

Software 0.5%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	1,643	1,461,919
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28	1,075	959,806
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A	5.000	12/15/29	150	133,780

				2,555,505

Telecommunications 5.0%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	1,355	1,266,925
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $962,725; purchased 01/04/22 - 10/03/22)(f)	8.000	04/01/25	1,030	252,276
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $682,325; purchased 10/28/22 - 12/15/22)(f)	13.000	12/31/25	1,025	512,325
Sr. Sec’d. Notes, 144A (original cost $627,813; purchased 06/26/19 - 09/10/19)(f)	8.750	05/25/24	650	558,309
Sr. Sec’d. Notes, 144A (original cost $511,875; purchased 06/03/20)(f)	8.750	05/25/24	525	451,270
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $5,694,040; purchased 03/07/19 - 11/21/22)(f)	6.750	03/01/23	7,768	3,016,411
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	1,820	1,718,972
Sr. Sec’d. Notes, 144A	7.000	10/15/28	975	915,701

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    101

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500%	08/01/23(d)	2,160	$2
Gtd. Notes, 144A^	9.750	07/15/25(d)	4,135	4
Sr. Sec’d. Notes, 144A	6.500	03/15/30	2,365	2,139,284
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	400	292,763
Gtd. Notes, 144A	4.250	07/01/28	1,555	1,231,912
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	1,055	694,496
Sprint Capital Corp.,
Gtd. Notes(aa)	6.875	11/15/28	700	750,378
Gtd. Notes	8.750	03/15/32	706	871,685
Sprint LLC,
Gtd. Notes	7.125	06/15/24	250	255,587
Gtd. Notes(aa)	7.625	02/15/25	2,725	2,828,332
Gtd. Notes(aa)	7.875	09/15/23	1,794	1,820,627
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,100	2,914,400
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	120	95,379
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	1,165	800,686

				23,387,724

Transportation 0.1%

XPO Escrow Sub LLC,
Gtd. Notes, 144A
	7.500	11/15/27	250	256,919

Trucking & Leasing 0.2%

Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A
	5.500	05/01/28	875	770,900

TOTAL CORPORATE BONDS (cost $557,155,441)				485,764,457

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS 4.6%

Airlines 0.3%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.568%(c)	04/21/28	1,518	$1,513,362

Electric 0.1%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	10.415(c)	07/30/26	2,004	654,521

Housewares 0.2%

SWF Holdings I Corp.,
Initial Term Loan, 3 Month LIBOR + 4.000%	8.753(c)	10/06/28	1,007	856,279

Insurance 0.3%

Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%	9.820(c)	01/20/29	1,750	1,460,156

Media 0.6%

CSC Holdings LLC, 2022 Refinancing Term Loan	— (p)	01/14/28	1,500	1,420,001
Diamond Sports Group LLC,
First Lien Term Loan, 6 Month SOFR + 8.250%	12.775(c)	05/25/26	1,315	1,183,481
Second Lien Term loan, 1 Month SOFR + 3.400%	8.025(c)	08/24/26	3,201	264,088

				2,867,570

Oil & Gas 0.8%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	13.815(c)	11/01/25	3,340	3,540,400

Retail 0.3%

EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	8.980(c)	03/31/26	339	326,483
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	8.320(c)	03/06/28	1,201	1,178,854

				1,505,337

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    103

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software 1.2%

Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	8.320%(c)	10/02/25	222	$217,420
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	10.070(c)	02/27/26	350	328,125
Camelot Co. (Luxembourg),
Amendment No. 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	7.517(c)	10/30/26	453	452,115
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.290%	12.115(c)	06/13/25	1,025	802,428
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	8.325(c)	06/13/24	2,223	2,087,549
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.250%	9.761(c)	07/14/28	1,712	1,461,614

				5,349,251

Telecommunications 0.8%

Intrado Corp.,
Term Loan^	— (p)	01/25/30	405	401,963
MLN US Holdco LLC,
Initial Term Loan, 6 Month SOFR + 6.440%	10.894(c)	10/18/27	25	23,952
Initial Term Loan, 6 Month SOFR + 6.700%^	11.154(c)	10/18/27	57	39,857
Initial Term Loan^	13.704(cc)	10/18/27	4	2,960
West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.250%	7.915(c)	10/10/24	192	179,712
Initial Term B Loan, 3 Month LIBOR + 4.000%	8.825(c)	10/10/24	1,493	1,398,691
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month LIBOR + 0.000%	4.570(c)	10/02/28	1,770	1,409,509
Initial Term Loan- Second Lien, 1 Month LIBOR + 7.000%^	11.570(c)	10/01/29	555	327,450

				3,784,094

TOTAL FLOATING RATE AND OTHER LOANS (cost $24,651,272)				21,530,970

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Shares	Value

COMMON STOCKS 1.8%

Chemicals 0.3%

TPC Group, Inc.*^	67,793	$1,355,860

Electric Utilities 0.2%

GenOn Energy Holdings, Inc. (Class A Stock) (original cost $984,219; purchased 02/28/19)^(f)	9,187	918,700
Keycon Power Holdings LLC^	2,600	329,940

		1,248,640

Gas Utilities 0.3%

Ferrellgas Partners LP (Class B Stock)^	7,475	1,402,919

Hotels, Restaurants & Leisure 0.1%

CEC Entertainment, Inc.	22,321	334,815

Oil, Gas & Consumable Fuels 0.6%

Chesapeake Energy Corp.	30,680	2,660,570

Wireless Telecommunication Services 0.3%

Intelsat Emergence SA (Luxembourg)*	59,486	1,402,888

TOTAL COMMON STOCKS (cost $5,224,707)		8,405,692

PREFERRED STOCK 0.6%

Gas Utilities

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^ (cost $2,571,250)	2,625	2,625,000

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	6,229	59,368

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    105

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Units	Value

RIGHTS* (Continued)

Wireless Telecommunication Services (cont’d.)

Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	6,229	$12,330

TOTAL RIGHTS (cost $0)		71,698

TOTAL LONG-TERM INVESTMENTS (cost $630,521,414)		559,519,806

	Shares

SHORT-TERM INVESTMENT 4.3%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $20,160,100)	20,160,100	20,160,100

TOTAL INVESTMENTS 124.2% (cost $650,681,514)		579,679,906
Liabilities in excess of other assets(z) (24.2)%		(113,099,701)

NET ASSETS 100.0%		$466,580,205

See the Glossary for a list of the abbreviation(s) used in the semiannual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,512,563 and 1.6% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $166,627,039 segregated as collateral for amount of $120,000,000 borrowed and outstanding as of January 31, 2023.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $18,134,149. The aggregate value of $6,287,375 is 1.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at January 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
48	5 Year U.S. Treasury Notes	Mar. 2023	$5,243,625	$(1,934)
82	10 Year U.S. Treasury Notes	Mar. 2023	9,390,282	(3,952)
33	20 Year U.S. Treasury Bonds	Mar. 2023	4,285,875	(5,202)
31	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	4,394,250	(8,763)

				$(19,851)

Forward foreign currency exchange contracts outstanding at January 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/23	BOA	GBP	579	$713,117	$713,234	$117	$—
Euro,
Expiring 02/02/23	MSI	EUR	1,618	1,759,706	1,759,395	—	(311)

				$2,472,823	$2,472,629	117	(311)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/23	MSI	GBP	579	$693,374	$713,234	$—	$(19,860)
Expiring 03/02/23	BOA	GBP	579	713,545	713,641	—	(96)
Euro,
Expiring 02/02/23	TD	EUR	1,618	1,718,517	1,759,395	—	(40,878)
Expiring 03/02/23	MSI	EUR	1,618	1,762,959	1,762,333	626	—

				$4,888,395	$4,948,603	626	(60,834)

						$743	$(61,145)

Credit default swap agreement outstanding at January 31, 2023:

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    107

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Credit default swap agreement outstanding at January 31, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q	)	884	$(23,164)	$(29,677)	$(6,513)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at January 31, 2023(4)	Value at Trade Date	Value at January 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q	)	49,451	3.908%	$(806,233)	$2,248,540	$3,054,773

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at January 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 4.310%	GSI	06/20/23	(11,625)	$5,662	$—	$5,662
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 4.310%	GSI	09/20/23	(11,625)	(179)	—	(179)

					$5,483	$—	$5,483

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$5,662	$(179)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$4,425,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    109

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of January 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$41,121,989	$—
Corporate Bonds	—	485,728,241	36,216
Floating Rate and other Loans	—	20,758,740	772,230
Common Stocks	2,660,570	1,737,703	4,007,419
Preferred Stock	—	—	2,625,000
Rights	—	—	71,698
Short-Term Investment
Unaffiliated Fund	20,160,100	—	—

Total	$22,820,670	$549,346,673	$7,512,563

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$743	$—
Centrally Cleared Credit Default Swap Agreement	—	3,054,773	—
OTC Total Return Swap Agreement	—	5,662	—

Total	$—	$3,061,178	$—

Liabilities
Futures Contracts	$(19,851)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(61,145)	—
Centrally Cleared Credit Default Swap Agreement	—	(6,513)	—
OTC Total Return Swap Agreement	—	(179)	—

Total	$(19,851)	$(67,837)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and other Loans	Common Stocks
Balance as of 07/31/22	$36,216	$408,984	$1,340,510

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

	Corporate Bonds	Floating Rate and other Loans	Common Stocks
Realized gain (loss)	$—	$—	$415,845
Change in unrealized appreciation (depreciation)	(201,767)	(123,594)	914,164
Purchases/Exchanges/Issuances	—	656,526	734,508
Sales/Paydowns	—	(172,059)	(1,997,408)
Accrued discount/premium	201,767	2,373	—
Transfers into Level 3*	—	—	2,599,800
Transfers out of Level 3*	—	—	—

Balance as of 01/31/23	$36,216	$772,230	$4,007,419

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(201,767)	$(123,608)	$914,164

	Preferred Stock	Rights	Warrants
Balance as of 07/31/22	$2,625,000	$71,698	$144
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	—	(144)
Purchases/Exchanges/Issuances	—	—	—
Sales/Paydowns	—	—	—
Accrued discount/premium	—	—	—
Transfers into Level 3*	—	—	—
Transfers out of Level 3*	—	—	—

Balance as of 01/31/23	$2,625,000	$71,698	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of January 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$6	Market	Contingent Value	Contingent Value

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    111

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Level 3 Securities**	Fair Value as of January 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$36,210	Market	Transaction Based	Unadjusted Last Traded Price
Common Stocks	329,940	Market	Enterprise Value	Discount Rate
Common Stocks	1,355,860	Market	Enterprise Value	Implied Equity Value
Common Stocks	1,402,919	Market	Transaction Based/Broker Quote	Allocation Rate
Preferred Stock	2,625,000	Market	Transaction Based	Unadjusted Purchase Price
Rights	71,698	Market	Contingent Value	Contingent Value

	$5,821,633

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of January 31, 2023, the aggregate value of these securities and/or derivatives was $1,690,930. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2023 were as follows:

Collateralized Loan Obligations	8.8%
Media	8.6
Oil & Gas	8.5
Commercial Services	5.9
Telecommunications	5.8
Home Builders	5.7
Electric	5.6
Retail	5.3
Pipelines	4.6
Diversified Financial Services	4.4
Unaffiliated Fund	4.3
Foods	3.9
Aerospace & Defense	3.9
Chemicals	3.9
Healthcare-Services	3.7
Real Estate Investment Trusts (REITs)	3.6
Entertainment	3.5
Pharmaceuticals	2.4
Packaging & Containers	2.1
Mining	2.0
Building Materials	2.0
Auto Manufacturers	2.0

Lodging	1.9%
Real Estate	1.8
Software	1.7
Airlines	1.5
Internet	1.5
Healthcare-Products	1.3
Banks	1.2
Auto Parts & Equipment	1.1
Machinery-Diversified	0.9
Gas Utilities	0.9
Housewares	0.8
Computers	0.8
Leisure Time	0.7
Electrical Components & Equipment	0.6
Gas	0.6
Oil, Gas & Consumable Fuels	0.6
Insurance	0.5
Apparel	0.5
Iron/Steel	0.5
Household Products/Wares	0.4
Advertising	0.4
Distribution/Wholesale	0.4

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Industry Classification (continued):

Environmental Control	0.4%
Engineering & Construction	0.4
Miscellaneous Manufacturing	0.4
Electronics	0.4
Wireless Telecommunication Services	0.3
Electric Utilities	0.2
Agriculture	0.2
Trucking & Leasing	0.2
Machinery-Construction & Mining	0.1
Office/Business Equipment	0.1
Metal Fabricate/Hardware	0.1
Coal	0.1

Hotels, Restaurants & Leisure	0.1%
Transportation	0.1
Home Furnishings	0.0 *

124.2
Liabilities in excess of other assets	(24.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,054,773	*	Due from/to broker-variation margin swaps	$6,513	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	743		Unrealized depreciation on OTC forward foreign currency exchange contracts	61,145
Interest rate contracts	—	—		Due from/to broker-variation margin futures	19,851	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	5,662		Unrealized depreciation on OTC swap agreements	179

		$3,061,178			$87,688

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    113

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$908,582
Foreign exchange contracts	30,323	—
Interest rate contracts	—	(119,486)

Total	$30,323	$789,096

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$1,935,069
Foreign exchange contracts	—	(118,271)	—
Interest rate contracts	(19,851)	—	5,483

Total	$(19,851)	$(118,271)	$1,940,552

For the six months ended January 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 7,771,344
Forward Foreign Currency Exchange Contracts - Purchased (2)	2,363,061
Forward Foreign Currency Exchange Contracts - Sold (2)	4,707,010
Credit Default Swap Agreements - Buy Protection (1)	11,798,044
Credit Default Swap Agreements - Sell Protection (1)	50,856,000
Total Return Swap Agreements (1)	7,750,000

*	Average volume is based on average quarter end balances as noted for the six months ended January 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BOA	$117	$(96)	$21	$—	$21
GSI	5,662	(179)	5,483	—	5,483
MSI	626	(20,171)	(19,545)	—	(19,545)
TD	—	(40,878)	(40,878)	—	(40,878)

	$6,405	$(61,324)	$(54,919)	$—	$(54,919)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    115

PGIM High Yield Bond Fund, Inc.

Statement of Assets & Liabilities   (unaudited)

as of January 31, 2023

Assets

Unaffiliated investments (cost $650,681,514)	$579,679,906
Cash	40,769
Foreign currency, at value (cost $197,099)	196,505
Dividends and interest receivable	9,822,014
Deposit with broker for centrally cleared/exchange-traded derivatives	4,425,000
Receivable for investments sold	384,620
Due from broker—variation margin swaps	220,287
Unrealized appreciation on OTC swap agreements	5,662
Unrealized appreciation on OTC forward foreign currency exchange contracts	743
Prepaid expenses	1,948

Total Assets	594,777,454

Liabilities

Loan payable	120,000,000
Payable for investments purchased	6,847,058
Interest payable	507,630
Management fee payable	393,048
Accrued expenses and other liabilities	297,705
Unrealized depreciation on OTC forward foreign currency exchange contracts	61,145
Deferred directors’ fees and directors’ fees payable	54,308
Due to broker—variation margin futures	19,851
Exchange listing fees payable	16,325
Unrealized depreciation on OTC swap agreements	179

Total Liabilities	128,197,249

Net Assets	$466,580,205

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	621,044,757
Total distributable earnings (loss)	(154,497,809)

Net assets, January 31, 2023	$466,580,205

Net asset value per share ($466,580,205 ÷ 33,256,724 shares of common stock issued and outstanding)	$14.03

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Operations   (unaudited)

Six Months Ended January 31, 2023

Net Investment Income (Loss)

Income
Interest income (net of $4,352 foreign withholding tax)	$19,956,031
Unaffiliated dividend income	681,965

Total income	20,637,996

Expenses
Management fee	2,316,760
Interest expense	2,549,746
Professional fees	53,279
Shareholders’ reports	51,173
Custodian and accounting fees	38,699
Audit fee	22,257
Exchange listing fees	16,325
Transfer agent’s fees and expenses	10,260
Directors’ fees	6,008
Miscellaneous	15,135

Total expenses	5,079,642

Net investment income (loss)	15,558,354

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(845,883)
Forward currency contract transactions	30,323
Swap agreement transactions	789,096
Foreign currency transactions	1,351

(25,113)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,168,845)
Futures	(19,851)
Forward currency contracts	(118,271)
Swap agreements	1,940,552
Foreign currencies	865

(8,365,550)

Net gain (loss) on investment and foreign currency transactions	(8,390,663)

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,167,691

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    117

PGIM High Yield Bond Fund, Inc.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended January 31, 2023	Year Ended July 31, 2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$15,558,354	$32,088,257
Net realized gain (loss) on investment and foreign currency transactions	(25,113)	8,627,494
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,365,550)	(91,127,001)

Net increase (decrease) in net assets resulting from operations	7,167,691	(50,411,250)

Dividends and Distributions
Distributions from distributable earnings	(20,951,736)	(35,564,527)
Tax return of capital distributions	—	(6,338,945)

Total dividends and distributions	(20,951,736)	(41,903,472)

Total increase (decrease)	(13,784,045)	(92,314,722)

Net Assets:

Beginning of period	480,364,250	572,678,972

End of period	$466,580,205	$480,364,250

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows   (unaudited)

Six Months Ended January 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$7,167,691

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	64,179,462
Purchases of long-term portfolio investments, net of amounts payable	(86,623,503)
Net proceeds (purchases) of short-term portfolio investments	26,583,854
Net premiums (paid) received for swap agreements	2,733,849
Amortization of premium and accretion of discount on portfolio investments	(1,195,939)
Net realized (gain) loss on investment transactions	845,883
Net realized (gain) loss on forward currency contract transactions	(30,323)
Net realized (gain) loss on swap agreement transactions	(789,096)
Net realized (gain) loss on foreign currency transactions	(1,351)
Net change in unrealized (appreciation) depreciation on investments	10,168,845
Net change in unrealized (appreciation) depreciation on futures transactions	19,851
Net change in unrealized (appreciation) depreciation on forward currency contracts	118,271
Net change in unrealized (appreciation) depreciation on swap agreements	(1,940,552)
Net change in unrealized (appreciation) depreciation on foreign currencies	(865)
(Increase) Decrease In Assets:
Dividends and interest receivable	(409,807)
Prepaid expenses	231,591
Increase (Decrease) In Liabilities:
Interest payable	216,031
Management fee payable	(2,528)
Accrued expenses and other liabilities	162,751
Dividends payable	(81,902)
Deferred directors’ fees and directors’ fees payable	412
Exchange listing fees payable	16,325

Total adjustments	14,201,259

Net cash provided by (used for) operating activities	21,368,950

Effect of exchange rate changes on cash	32,539

Cash Flows Provided By (Used For) Financing Activities:
Cash paid on distributions from distributable earnings	(20,951,736)

Net cash provided by (used for) financing activities	(20,951,736)

Net increase (decrease) in cash and restricted cash, including foreign currency	449,753

Cash and restricted cash at beginning of period, including foreign currency	4,432,808

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$4,882,561

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$2,333,715

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    119

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended January 31, 2023

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

January 31, 2023

Cash	$40,769
Foreign currency, at value	196,505
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	4,425,000
Due from broker-variation margin swaps	220,287

Total Cash and Restricted Cash, Including Foreign Currency	$4,882,561

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Financial Highlights   (unaudited) (continued)

Six Months Ended January 31, 2023

	Six Months Ended January 31,		Year Ended July 31,	Two Months Ended July 31,		Year Ended May 31,
	2023		2022	2021		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$14.44		$ 17.22	$17.15		$ 15.05	$16.20	$16.29	$16.84
Income (loss) from investment operations:
Net investment income (loss)	0.47		0.96	0.17		1.08	1.13	0.91	0.90
Net realized and unrealized gain (loss) on investment and foreign currency transactions		(0.25)	(2.48)	0.11		2.28	(1.03)	0.07	(0.36)
Total from investment operations	0.22		(1.52)	0.28		3.36	0.10	0.98	0.54
Less Dividends and Distributions:
Dividends from net investment income		(0.63)	(1.07)	(0.18)		(1.12)	(1.23)	(1.07)	(1.09)
Tax return of capital distributions	-		(0.19)	(0.03)		(0.14)	(0.02)	-	-
Total dividends and distributions		(0.63)	(1.26)	(0.21)		(1.26)	(1.25)	(1.07)	(1.09)
Net asset value, end of period	$14.03		$ 14.44	$17.22		$ 17.15	$15.05	$16.20	$16.29
Market price, end of period	$13.06		$ 13.02	$16.19		$ 16.18	$13.38	$13.93	$14.07
Total Return(b):		5.56%	(12.48)%	1.35%		31.72%	4.84%	6.84%	(2.89)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$466,580		$480,364	$572,679		$570,258	$500,657	$538,869	$541,660
Average net assets (000)	$460,001		$533,901	$573,494		$545,673	$533,714	$539,282	$550,742
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	2.19	%(e)	1.48%	1.43	%(f)	1.45%	1.96%	2.21%	1.84%
Expenses before waivers and/or expense reimbursement(d)	2.19	%(e)	1.48%	1.43	%(f)	1.45%	1.96%	2.21%	1.84%
Net investment income (loss)	6.71	%(e)	6.01%	5.86	%(f)	6.58%	7.03%	5.58%	5.43%
Portfolio turnover rate(g)		9%	30%	7%		56%	60%	87%	72%
Asset coverage		489%	500%	416%		400%	378%	399%	428%
Total debt outstanding at period-end (000)	$120,000		$120,000	$181,000		$190,000	$180,000	$180,000	$165,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)

Includes interest expense of 1.10%, 0.35%, 0.28%, 0.30%, 0.81%, 1.06%, and 0.71%, for the six months ended January 31, 2023, year ended July 31, 2022, two months ended July 31, 2021 and years ended May 31, 2021, 2020, 2019, and 2018, respectively.

(e)	Annualized.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    121

PGIM High Yield Bond Fund, Inc.

Financial Highlights  (unaudited) (continued)

Six Months Ended January 31, 2023

(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 115.5%

ASSET-BACKED SECURITIES 8.1%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands), Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.258%(c)	07/15/30	4,117	$4,114,242
CIFC Funding Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	5.848(c)	04/20/31	2,500	2,480,372
Guggenheim CLO STAT Ltd. (Cayman Islands), Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	6.709(c)	10/25/31	4,000	3,997,841
KKR Static CLO Ltd. (Cayman Islands), Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	6.738(c)	10/20/31	4,000	3,998,408
Madison Park Funding Ltd. (Cayman Islands), Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.755(c)	10/21/30	3,985	3,952,383
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	5.845(c)	04/22/29	2,202	2,188,662
OFSI BSL Ltd. (Cayman Islands), Series 2023-12A, Class A1, 144A	0.000(cc)	01/20/35	2,000	2,000,000
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.908(c)	07/20/30	2,373	2,359,167
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)	5.825(c)	04/15/31	3,500	3,493,180
Signal Peak CLO Ltd., Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.928(c)	04/25/31	2,000	1,975,745
Voya CLO Ltd. (Cayman Islands), Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.998(c)	10/20/31	4,000	3,972,771

TOTAL ASSET-BACKED SECURITIES (cost $34,410,352)				34,532,771

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    123

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 98.2%

Aerospace & Defense 3.0%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000%	02/15/28	1,425	$1,348,406
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	1,200	1,195,500
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	1,981	2,019,431
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	1,042	1,042,000
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	500	498,125
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	375	375,000
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	825	827,728
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	650	642,720
TransDigm, Inc.,
Gtd. Notes	5.500	11/15/27	2,900	2,769,455
Gtd. Notes	7.500	03/15/27	775	780,926
Sr. Sec’d. Notes, 144A	6.250	03/15/26	1,425	1,424,470

				12,923,761

Airlines 1.5%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	4,700	4,597,187
Hawaiian Brand Intellectual Property
Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	500	476,250
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,480	1,405,879

				6,479,316

Apparel 0.6%

Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	893	834,960
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	1,797	1,753,363

				2,588,323

Auto Manufacturers 0.6%

Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	10/01/27	1,075	1,019,210

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.950%	05/28/27	200	$191,961
Sr. Unsec’d. Notes	6.950	03/06/26	350	357,965
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	650	640,250
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	300	229,485

				2,438,871

Auto Parts & Equipment 1.0%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	1,050	993,182
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	84	79,103
Gtd. Notes	6.500	04/01/27	1,200	1,106,875
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	2,000	1,908,574
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	375	359,183

				4,446,917

Banks 0.3%

Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN	3.625	09/09/24	325	309,458
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	850	844,688

				1,154,146

Building Materials 1.6%

Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	550	529,606
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27	1,175	958,891
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	225	211,102
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,900	1,779,743

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    125

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.000%	02/15/27	3,300	$3,142,477
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	6.500	03/15/27	200	199,352

				6,821,171

Chemicals 2.3%

Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	2,474	2,452,690
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A	6.750	08/15/24	395	315,556
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,862	1,755,303
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	2,025	1,780,846
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	64	65,731
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25	411	143,850
Sr. Sec’d. Notes, 144A(aa)	9.500	07/01/25	3,375	2,666,250
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	175	163,277
Sr. Sec’d. Notes, 144A	5.625	10/01/24	325	323,347

				9,666,850

Commercial Services 5.2%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	446	415,531
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	7,350	7,077,242
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	597	570,314
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	1,925	1,795,206
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	950	881,204
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.750	07/15/27	825	775,873

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., (cont’d.)
Gtd. Notes, 144A	5.750%	07/15/27	1,625	$1,528,082
Brink’s Co. (The),
Gtd. Notes, 144A	5.500	07/15/25	825	814,834
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	2,576	2,467,377
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	250	222,123
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	675	560,698
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	5,235	5,258,392

				22,366,876

Computers 0.6%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	250	230,000
NCR Corp.,
Gtd. Notes, 144A	5.750	09/01/27	1,045	1,019,443
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	1,500	1,514,668

				2,764,111

Distribution/Wholesale 0.0%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A

	3.875	12/15/28	200	176,392

Diversified Financial Services 5.1%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	2,675	2,426,196
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	450	402,750
Gtd. Notes, 144A(aa)	5.375	12/01/24	4,241	4,050,918
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	375	271,908

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    127

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

LD Holdings Group LLC,
Gtd. Notes, 144A	6.125%	04/01/28	1,850	$1,204,738
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	550	455,140
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000	01/15/27	1,075	999,290
Navient Corp.,
Sr. Unsec’d. Notes	6.750	06/25/25	625	623,657
Sr. Unsec’d. Notes, MTN	6.125	03/25/24	1,325	1,322,033
OneMain Finance Corp.,
Gtd. Notes	6.125	03/15/24	500	495,933
Gtd. Notes(aa)	6.875	03/15/25	3,025	3,015,121
Gtd. Notes(aa)	7.125	03/15/26	4,150	4,127,257
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	1,050	979,348
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	125	111,500
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	1,175	1,139,750

				21,625,539

Electric 2.3%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	1,000	923,537
Sr. Sec’d. Notes, 144A(aa)	5.250	06/01/26	1,716	1,662,698
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	500	452,602
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	875	835,656
Gtd. Notes	6.625	01/15/27	207	207,174
Gtd. Notes, 144A	5.250	06/15/29	425	383,712
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	450	420,971
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	3,750	3,527,257
Gtd. Notes, 144A	5.500	09/01/26	1,500	1,461,307

				9,874,914

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 1.0%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	6.500%	12/31/27	975	$951,715
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	1,925	1,955,621
Gtd. Notes, 144A	7.250	06/15/28	1,200	1,234,216

				4,141,552

Electronics 0.5%

Likewize Corp.,
Sr. Sec’d. Notes, 144A(aa)

	9.750	10/15/25	2,075	1,959,429

Energy-Alternate Sources 0.2%

Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A

	6.500	01/15/26	700	655,530

Entertainment 5.1%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	5,500	5,479,410
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,600	1,630,436
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	1,350	1,305,859
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	1,000	1,006,056
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/27	550	550,000
Sr. Sec’d. Notes, 144A	6.500	02/15/25	1,950	1,970,436
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	850	769,020
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	4,150	3,900,060
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	875	897,369
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	7.750	04/15/25	4,109	4,122,928

				21,631,574

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    129

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 3.6%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250%	03/15/26		587	$542,058
Gtd. Notes, 144A(aa)	4.625	01/15/27		2,675	2,539,155
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	04/01/25		3,250	2,966,588
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		2,325	2,281,819
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	400	381,986
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27		4,500	4,463,343
Post Holdings, Inc.,
Gtd. Notes, 144A	5.625	01/15/28		1,338	1,292,429
US Foods, Inc.,
Sr. Sec’d. Notes, 144A	6.250	04/15/25		675	675,876

					15,143,254

Gas 0.6%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24		725	714,241
Sr. Unsec’d. Notes	5.750	05/20/27		1,450	1,366,534
Sr. Unsec’d. Notes	5.875	08/20/26		550	531,256

					2,612,031

Healthcare-Services 4.8%

Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	05/01/26		325	272,312
HCA, Inc.,
Gtd. Notes(aa)	5.875	02/15/26		4,214	4,283,323
Gtd. Notes	7.050	12/01/27		792	849,042
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		610	533,292
Sr. Sec’d. Notes, 144A	6.750	04/15/25		3,075	2,996,866
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25		3,833	3,390,645

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750%	12/01/26	4,050	$3,547,497
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	475	442,371
Sr. Sec’d. Notes(aa)	4.625	07/15/24	3,205	3,161,422
Sr. Sec’d. Notes	4.625	06/15/28	600	557,023
Sr. Sec’d. Notes	4.875	01/01/26	250	243,443

				20,277,236

Home Builders 5.6%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	600	548,250
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	3,775	3,406,428
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	2,887	2,560,856
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	1,000	989,819
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	3,420	3,095,100
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	2,030	1,819,641
KB Home,
Gtd. Notes	6.875	06/15/27	432	441,666
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	950	877,213
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	3,200	2,928,000
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	1,115	1,120,155
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	550	489,793
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	1,155	1,013,552
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	2,296	2,258,431

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    131

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes	5.875%	06/15/24	700	$698,487
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	1,850	1,741,182

				23,988,573

Housewares 0.1%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32	125	102,189
Gtd. Notes	4.500	10/15/29	575	499,798

				601,987

Internet 2.4%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	2,120	1,811,251
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A	3.500	05/01/26	700	648,613
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	04/15/25	6,150	6,030,222
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	5.250	12/01/27	600	581,187
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/30/27	1,435	1,310,478

				10,381,751

Iron/Steel 0.4%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A

	6.625	01/31/29	1,859	1,832,396

Leisure Time 0.3%

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	8.375	02/01/28	225	228,094
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	400	346,200
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	200	212,300

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

Viking Cruises Ltd.,
Gtd. Notes, 144A	6.250%	05/15/25	500	$455,000

				1,241,594

Lodging 3.3%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300	02/15/26	800	714,966
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26	500	465,031
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	4,585	4,320,236
Gtd. Notes	5.750	06/15/25	75	74,016
Gtd. Notes(aa)	6.750	05/01/25	3,162	3,182,047
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	3,896	3,666,952
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	650	607,750
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	1,200	1,074,000

				14,104,998

Machinery-Diversified 1.6%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125	08/01/24	3,996	3,883,748
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(aa)	5.250	07/15/27	3,175	2,929,223

				6,812,971

Media 12.4%

AMC Networks, Inc.,
Gtd. Notes	5.000	04/01/24	700	675,157
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28	2,560	2,389,536
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27	4,515	4,302,389
Sr. Unsec’d. Notes, 144A(aa)	5.500	05/01/26	3,724	3,660,118
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	1,500	1,260,056

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    133

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

CSC Holdings LLC, (cont’d.)
Gtd. Notes, 144A(aa)	5.500%	04/15/27	4,520	$3,979,224
Sr. Unsec’d. Notes	5.250	06/01/24	750	734,779
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	200	146,109
DISH DBS Corp.,
Gtd. Notes(aa)	5.000	03/15/23	4,550	4,542,390
Gtd. Notes	5.875	11/15/24	1,850	1,746,834
Gtd. Notes	7.750	07/01/26	2,595	2,105,132
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	900	933,401
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	5,373	4,926,137
iHeartCommunications, Inc.,
Gtd. Notes	8.375	05/01/27	1,145	1,026,476
Sr. Sec’d. Notes	6.375	05/01/26	2,165	2,075,923
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	2,010	1,905,909
Nexstar Media, Inc.,
Gtd. Notes, 144A	5.625	07/15/27	4,045	3,853,602
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26	3,350	2,566,042
Sinclair Television Group, Inc.,
Gtd. Notes, 144A (original cost $348,000; purchased 05/02/22)(f)	5.125	02/15/27	400	354,741
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	6,575	6,406,656
Videotron Ltd. (Canada),
Gtd. Notes, 144A(aa)	5.375	06/15/24	3,214	3,189,895

				52,780,506

Mining 2.4%

Constellium SE,
Gtd. Notes, 144A	5.875	02/15/26	1,450	1,429,352
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	575	569,610
Gtd. Notes, 144A	7.500	04/01/25	2,480	2,442,924
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	2,920	2,690,050

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500%	07/15/27	600	$559,500
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	2,945	2,666,346

				10,357,782

Miscellaneous Manufacturing 0.4%

Amsted Industries, Inc.,
Gtd. Notes, 144A

	5.625	07/01/27	1,523	1,497,125

Office/Business Equipment 0.9%

CDW LLC/CDW Finance Corp.,
Gtd. Notes(aa)

	4.125	05/01/25	3,982	3,856,045

Oil & Gas 5.2%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	1,350	1,343,456
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	4,250	4,065,609
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	1,635	1,733,100
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	2,936	2,851,004
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.375	06/15/26	1,900	1,862,761
Sr. Sec’d. Notes, 144A	7.000	06/15/25	200	198,400
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	325	323,537
Crescent Energy Finance LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/15/28	150	149,633
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	600	592,634
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27	800	818,200
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27	900	901,170

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    135

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.875%	09/01/25		2,425	$2,455,027
Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		975	932,685
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A (original cost $999,408; purchased 06/14/22)(f)	12.000	06/30/27	EUR	1,000	1,142,964
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		500	485,439
Southwestern Energy Co.,
Gtd. Notes	8.375	09/15/28		900	945,058
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	6.000	04/15/27		1,200	1,199,424

					22,000,101

Packaging & Containers 1.6%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		525	479,062
Sr. Unsec’d. Notes, 144A	5.250	08/15/27		1,325	1,091,469
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		500	439,228
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28		1,700	1,513,000
LABL, Inc.,
Sr. Sec’d. Notes, 144A	6.750	07/15/26		250	242,287
Sr. Unsec’d. Notes, 144A	10.500	07/15/27		1,000	950,979
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26		475	479,156
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27		224	220,210
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27		225	202,126

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A	6.125%	02/01/28	150	$151,398
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	9.250	08/01/24	1,000	982,370

				6,751,285

Pharmaceuticals 2.0%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	1,550	1,470,866
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	7,909	4,170,999
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	3,414	2,772,074

				8,413,939

Pipelines 2.3%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	175	169,707
Gtd. Notes, 144A	7.875	05/15/26	2,525	2,590,815
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	505	497,363
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000	08/01/27	750	723,724
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	475	450,626
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	03/01/27	1,384	1,316,155
Gtd. Notes, 144A	7.500	10/01/25	1,500	1,522,788
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.350	02/01/25	2,100	2,005,034
Sr. Unsec’d. Notes	3.950	06/01/25	500	479,120

				9,755,332

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    137

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 1.2%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875%	11/15/25		3,025	$2,723,186
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25		100	98,757
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	08/01/28		2,372	2,199,359

					5,021,302

Real Estate Investment Trusts (REITs) 4.1%

Diversified Healthcare Trust,
Gtd. Notes(aa)	9.750	06/15/25		2,934	2,879,364
Sr. Unsec’d. Notes	4.750	05/01/24		500	434,092
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27		2,450	2,071,665
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		2,750	2,788,443
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	4.750	10/15/27		275	258,063
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		8,425	8,313,060
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26		901	859,395

					17,604,082

Retail 2.4%

At Home Group, Inc.,
Sr. Sec’d. Notes, 144A	4.875	07/15/28		100	72,979
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		725	709,368
Sr. Unsec’d. Notes	3.875	05/15/23		1,800	1,790,491
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	200	193,091
Sr. Sec’d. Notes	6.250	10/30/25	EUR	308	298,452
Sr. Sec’d. Notes, 144A	6.750	02/07/25		1,325	1,230,594
Sr. Sec’d. Notes, 144A	8.500	10/30/25		4,910	4,615,400

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.375%	04/01/26	175	$160,972
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	1,100	1,088,991
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	225	217,756

				10,378,094

Semiconductors 0.8%

Microchip Technology, Inc.,
Gtd. Notes(aa)

	4.250	09/01/25	3,630	3,557,257

Software 2.3%

Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.125	10/02/25	2,000	1,986,865
Camelot Finance SA,
Sr. Sec’d. Notes, 144A(aa)	4.500	11/01/26	5,720	5,426,850
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	2,500	2,403,309

				9,817,024

Telecommunications 6.3%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	2,820	2,636,700
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $1,747,533; purchased 01/05/21 - 12/15/22)(f)	13.000	12/31/25	1,721	860,641
Sr. Sec’d. Notes, 144A (original cost $630,750;purchased 01/05/21)(f)	8.750	05/25/24	600	515,362
Sr. Sec’d. Notes, 144A (original cost $3,259,213;purchased 12/02/20 - 12/03/20)(f)	8.750	05/25/24	3,160	2,716,217
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $945,000; purchased 04/22/21)(f)	6.750	03/01/23	1,000	388,312

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    139

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500%	10/15/26	2,195	$2,073,156
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.625	09/15/27	1,280	1,085,627
Sr. Sec’d. Notes, 144A	3.400	03/01/27	2,425	2,100,349
Sprint LLC,
Gtd. Notes	7.625	02/15/25	2,030	2,106,978
Gtd. Notes(aa)	7.625	03/01/26	5,150	5,445,593
Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	550	513,335
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,885	3,652,401
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.000	03/01/27	3,720	2,956,740

				27,051,411

Transportation 0.1%

XPO Escrow Sub LLC,
Gtd. Notes, 144A

	7.500	11/15/27	275	282,611

Trucking & Leasing 0.2%

Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A

	5.500	05/01/28	850	748,874

TOTAL CORPORATE BONDS (cost $450,976,748)				418,584,833

FLOATING RATE AND OTHER LOANS 9.2%

Airlines 0.6%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.568(c)	04/21/28	2,641	2,634,000

Chemicals 0.3%

Diamond BC BV,
Term Loan B, 3 Month LIBOR + 2.750%	7.448(c)	09/29/28	1,386	1,368,675

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services 0.7%

Cimpress PLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.500%	8.070%(c)	05/17/28	985	$886,500
Trans Union LLC,
2021 Incremental Term B-6 Loan, 1 Month LIBOR + 2.250%	6.820(c)	12/01/28	1,035	1,032,327
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%	8.570(c)	08/27/25	985	981,750

				2,900,577

Electric 0.2%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	10.415(c)	07/30/26	2,534	827,691

Entertainment 0.5%

Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%	7.520(c)	10/21/24	2,234	2,228,870

Insurance 0.2%

Asurion LLC,
New B-9 Term Loan, 1 Month LIBOR + 3.250%	7.820(c)	07/31/27	1,007	947,898

Media 0.2%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.822(c)	01/17/28	730	691,067

Packaging & Containers 0.8%

Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month LIBOR + 4.000%	8.730(c)	09/15/28	445	435,644
Tranche B-1 Term Loan, 3 Month LIBOR + 3.250%	7.980(c)	10/17/24	2,855	2,842,555

				3,278,199

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    141

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail 0.5%

LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%	8.320%(c)	12/17/27	1,231	$1,109,652
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	8.311(c)	10/19/27	888	880,628

				1,990,280

Software 3.3%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.500%	8.012(c)	02/15/29	1,641	1,551,774
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	8.320(c)	10/02/25	4,346	4,260,810
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	10.070(c)	02/27/26	150	140,625
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	7.767(c)	02/06/26	3,712	3,701,771
Finastra USA, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	8.325(c)	06/13/24	3,517	3,302,003
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.250%	9.761(c)	07/14/28	1,230	1,049,824

				14,006,807

Telecommunications 1.9%

Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 6 Month SOFR + 4.500%	7.445(c)	02/01/29	2,749	2,702,530
Intrado Corp.,
Term Loan^	— (p)	01/25/30	365	362,263
MLN US Holdco LLC,
Initial Term Loan, 6 Month SOFR + 6.440%	10.894(c)	10/18/27	21	20,267
Initial Term Loan, 6 Month SOFR + 6.700%^	11.154(c)	10/18/27	48	33,725
Initial Term Loan^	13.704(cc)	10/18/27	4	2,960
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	9.176(c)	03/02/29	1,297	1,290,368

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	8.825%(c)	10/10/24	1,833	$1,717,580
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month LIBOR + 0.000%	8.570(c)	10/02/28	2,528	2,012,920

				8,142,613

TOTAL FLOATING RATE AND OTHER LOANS (cost $41,917,026)				39,016,677

			Shares

COMMON STOCK 0.0%

Chemicals

TPC Group, Inc.*^
(cost $53,386)			4,927	98,540

TOTAL LONG-TERM INVESTMENTS (cost $527,357,512)				492,232,821

SHORT-TERM INVESTMENT 2.6%

UNAFFILIATED FUND

Dreyfus Government Cash Management (Institutional Shares) (cost $11,179,522)			11,179,522	11,179,522

TOTAL INVESTMENTS 118.1% (cost $538,537,034)				503,412,343
Liabilities in excess of other assets(z) (18.1)%				(77,295,770)

NET ASSETS 100.0%				$426,116,573

See the Glossary for a list of the abbreviation(s) used in the semiannual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $497,488 and 0.1% of net assets.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    143

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

(aa)	Represents security, or a portion thereof, with aggregate value of $121,230,740 segregated as collateral for amount of $85,000,000 borrowed and outstanding as of January 31, 2023.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $7,929,904. The aggregate value of $5,978,237 is 1.4% of net assets.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at January 31, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
athenahealth, Inc., Initial Delayed Draw Term Loan, SONIA + 3.500%, 3.500%(c), Maturity Date 02/15/29 (cost $201,087)	201	$190,153	$—	$(10,934)

Futures contracts outstanding at January 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
14	5 Year U.S.Treasury Notes	Mar. 2023	$1,529,391	$2,827
23	10 Year U.S. Treasury Notes	Mar. 2023	2,633,859	4,641
9	20 Year U.S. Treasury Bonds	Mar. 2023	1,168,875	269
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	1,275,750	(857)

				$6,880

Forward foreign currency exchange contracts outstanding at January 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/23	BNP	GBP	534	$658,205	$658,370	$165	$—

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Forward foreign currency exchange contracts outstanding at January 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 02/02/23	BOA	EUR	1,388	$1,513,322	$1,508,943	$—	$(4,379)

				$2,171,527	$2,167,313	165	(4,379)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/23	BOA	GBP	534	$639,480	$658,370	$—	$(18,890)
Expiring 03/02/23	BNP	GBP	534	658,608	658,745	—	(137)
Euro,
Expiring 02/02/23	BOA	EUR	1,388	1,492,339	1,508,944	—	(16,605)
Expiring 03/02/23	BOA	EUR	1,388	1,516,114	1,511,463	4,651	—

				$4,306,541	$4,337,522	4,651	(35,632)

						$4,816	$(40,011)

Credit default swap agreement outstanding at January 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	18,075	$(449,652)	$(606,710)	$(157,058)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at January 31, 2023(4)	Value at Trade Date	Value at January 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	52,826	3.908%	$(1,197,317)	$2,402,043	$3,599,360

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    145

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Credit default swap agreement outstanding at January 31, 2023: (continued)

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at January 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 4.310%	BNP	06/20/23	(3,238)	$(7,118)	$—	$(7,118)
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 4.310%	BNP	09/20/23	(3,237)	(9,299)	—	(9,299)

					$(16,417)	$—	$(16,417)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$—	$(16,417)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$3,595,000	$—
JPS	310,000	—

Total	$3,905,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$34,532,771	$—
Corporate Bonds	—	418,584,833	—
Floating Rate and other Loans	—	38,617,729	398,948
Common Stock	—	—	98,540
Short-Term Investment
Unaffiliated Fund	11,179,522	—	—

Total	$11,179,522	$491,735,333	$497,488

Other Financial Instruments*
Assets
Futures Contracts	$7,737	$—	$—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    147

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$4,816	$—
Centrally Cleared Credit Default Swap Agreement	—	3,599,360	—

Total	$7,737	$3,604,176	$—

Liabilities
Unfunded Loan Commitment	$—	$(10,934)	$—
Futures Contracts	(857)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(40,011)	—
Centrally Cleared Credit Default Swap Agreement	—	(157,058)	—
OTC Total Return Swap Agreements	—	(16,417)	—

Total	$(857)	$(224,420)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2023 were as follows:

Media	12.6%
Telecommunications	8.2
Collateralized Loan Obligations	8.1
Commercial Services	5.9
Home Builders	5.6
Entertainment	5.6
Software	5.6
Oil & Gas	5.2
Diversified Financial Services	5.1
Healthcare-Services	4.8
Real Estate Investment Trusts (REITs)	4.1
Foods	3.6
Lodging	3.3
Aerospace & Defense	3.0
Retail	2.9
Unaffiliated Fund	2.6
Chemicals	2.6
Electric	2.5
Internet	2.4
Mining	2.4

Packaging & Containers	2.4%
Pipelines	2.3
Airlines	2.1
Pharmaceuticals	2.0
Building Materials	1.6
Machinery-Diversified	1.6
Real Estate	1.2
Auto Parts & Equipment	1.0
Electrical Components & Equipment	1.0
Office/Business Equipment	0.9
Semiconductors	0.8
Computers	0.6
Gas	0.6
Apparel	0.6
Auto Manufacturers	0.6
Electronics	0.5
Iron/Steel	0.4
Miscellaneous Manufacturing	0.4
Leisure Time	0.3
Banks	0.3

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Industry Classification (continued):

Insurance	0.2%
Trucking & Leasing	0.2
Energy-Alternate Sources	0.2
Housewares	0.1
Transportation	0.1
Distribution/Wholesale	0.0 *

118.1
Liabilities in excess of other assets	(18.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,599,360	*	Due from/to broker-variation margin swaps	$157,058	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,816		Unrealized depreciation on OTC forward foreign currency exchange contracts	40,011
Interest rate contracts	Due from/to broker-variation margin futures	7,737	*	Due from/to broker-variation margin futures	857	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	16,417

		$3,611,913			$214,343

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    149

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$(257,352)
Foreign exchange contracts	6,804	—
Interest rate contracts	—	(358,810)

Total	$6,804	$(616,162)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$3,076,558
Foreign exchange contracts	—	(87,825)	—
Interest rate contracts	6,880	—	(16,417)

Total	$6,880	$(87,825)	$3,060,141

For the six months ended January 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 2,202,625
Forward Foreign Currency Exchange Contracts - Purchased (2)	2,125,118
Forward Foreign Currency Exchange Contracts - Sold (2)	4,236,957
Credit Default Swap Agreements - Buy Protection (1)	9,658,333
Credit Default Swap Agreements - Sell Protection (1)	50,397,600
Total Return Swap Agreements (1)	2,158,333

*	Average volume is based on average quarter end balances as noted for the six months ended January 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments   (unaudited) (continued)

as of January 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$165	$(16,554)	$(16,389)	$—	$(16,389)
BOA	4,651	(39,874)	(35,223)	—	(35,223)

	$4,816	$(56,428)	$(51,612)	$—	$(51,612)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    151

PGIM Short Duration High Yield Opportunities Fund

Statement of Assets & Liabilities  (unaudited)

as of January 31, 2023

Assets
Unaffiliated investments (cost $538,537,034)	$503,412,343
Cash	2,992,371
Foreign currency, at value (cost $210,281)	210,006
Dividends and interest receivable	7,847,716
Deposit with broker for centrally cleared/exchange-traded derivatives	3,905,000
Due from broker—variation margin swaps	154,491
Receivable for investments sold	126,719
Due from broker—variation margin futures	8,344
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,816
Prepaid expenses	1,776

Total Assets	518,663,582

Liabilities

Loan payable	85,000,000
Payable for investments purchased	6,494,315
Management fee payable	430,971
Interest payable	369,915
Accrued expenses and other liabilities	170,990
Unrealized depreciation on OTC forward foreign currency exchange contracts	40,011
Unrealized depreciation on OTC swap agreements	16,417
Exchange listing fees payable	13,449
Unrealized depreciation on unfunded loan commitment	10,934
Trustees’ fees payable	7

Total Liabilities	92,547,009

Net Assets	$426,116,573

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	487,542,263
Total distributable earnings (loss)	(61,450,363)

Net assets, January 31, 2023	$426,116,573

Net asset value and redemption price per share ($426,116,573 ÷ 24,673,056 common shares issued and outstanding)	$17.27

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Operations  (unaudited)

Six Months Ended January 31, 2023

Net Investment Income (Loss)
Income
Interest income	$13,944,767
Unaffiliated dividend income	575,310

Total income	14,520,077

Expenses
Management fee	2,653,262
Interest expense	2,340,262
Professional fees	54,303
Shareholders’ reports	34,926
Custodian and accounting fees	32,300
Audit fee	22,685
Exchange listing fees	13,449
Transfer agent’s fees and expenses	7,574
Trustees’ fees	5,774
Miscellaneous	12,744

Total expenses	5,177,279

Net investment income (loss)	9,342,798

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,927,976)
Forward currency contract transactions	6,804
Swap agreement transactions	(616,162)
Foreign currency transactions	2,820

(3,534,514)

Net change in unrealized appreciation (depreciation) on:
Investments	2,207,527
Futures	6,880
Forward currency contracts	(87,825)
Swap agreements	3,060,141
Foreign currencies	414
Unfunded loan commitment	3,295

5,190,432

Net gain (loss) on investment and foreign currency transactions	1,655,918

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,998,716

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    153

PGIM Short Duration High Yield Opportunities Fund

Statements of Changes in Net Assets   (unaudited)

	Six Months Ended January 31, 2023	Year Ended July 31, 2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$9,342,798	$17,171,252
Net realized gain (loss) on investment and foreign currency transactions	(3,534,514)	(3,753,824)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,190,432	(41,424,592)

Net increase (decrease) in net assets resulting from operations	10,998,716	(28,007,164)

Dividends and Distributions
Distributions from distributable earnings	(15,988,140)	(26,846,491)
Tax return of capital distributions	—	(5,129,790)

Total dividends and distributions	(15,988,140)	(31,976,281)

Total increase (decrease)	(4,989,424)	(59,983,445)

Net Assets:

Beginning of period	431,105,997	491,089,442

End of period	$426,116,573	$431,105,997

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows  (unaudited)

Six Months Ended January 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$10,998,716

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	68,823,001
Purchases of long-term portfolio investments, net of amounts payable	(75,997,207)
Net proceeds (purchases) of short-term portfolio investments	50,660,124
Net premiums (paid) received for swap agreements	2,460,396
Amortization of premium and accretion of discount on portfolio investments	2,271,290
Net realized (gain) loss on investment transactions	2,927,976
Net realized (gain) loss on forward currency contract transactions	(6,804)
Net realized (gain) loss on swap agreement transactions	616,162
Net realized (gain) loss on foreign currency transactions	(2,820)
Net change in unrealized (appreciation) depreciation on investments	(2,207,527)
Net change in unrealized (appreciation) depreciation on futures transactions	(6,880)
Net change in unrealized (appreciation) depreciation on forward currency contracts	87,825
Net change in unrealized (appreciation) depreciation on swap agreements	(3,060,141)
Net change in unrealized (appreciation) depreciation on foreign currencies	(414)
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	(3,295)
(Increase) Decrease In Assets:
Dividends and interest receivable	272,348
Prepaid expenses	(87)
Increase (Decrease) In Liabilities:
Management fee payable	(31,224)
Interest payable	66,166
Accrued expenses and other liabilities	63,222
Exchange listing fees payable	13,449
Trustees’ fees payable	(856)
Dividends payable	(126,089)

Total adjustments	46,818,615

Net cash provided by (used for) operating activities	57,817,331

Effect of exchange rate changes on cash	16,918

Cash Flows Provided By (Used For) Financing Activities:
Decrease in borrowing	(40,000,000)
Cash paid on distributions from distributable earnings	(15,988,140)

Net cash provided by (used for) financing activities	(55,988,140)

Net increase (decrease) in cash and restricted cash, including foreign currency	1,846,109

Cash and restricted cash at beginning of period	5,424,103

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$7,270,212

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    155

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows   (unaudited) (continued)

Six Months Ended January 31, 2023

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

January 31, 2023
Cash	$2,992,371
Foreign currency, at value	210,006
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	3,905,000
Due from broker-variation margin swaps	154,491
Due from broker-variation margin futures	8,344

Total cash and restricted cash	$7,270,212

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Financial Highlights  (unaudited)

Six Months Ended January 31, 2023

	Six Months Ended January 31, 2023		Year Ended July 31, 2022	November 25, 2020(a) through July 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.47		$19.90	$20.00
Income (loss) from investment operations:
Net investment income (loss)	0.38		0.70	0.42
Net realized and unrealized gain (loss) on investment	0.07		(1.83)	0.24
Total from investment operations	0.45		(1.13)	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.65)		(1.09)	(0.73)
Tax return of capital distributions	-		(0.21)	(0.03)
Total dividends and distributions	(0.65)		(1.30)	(0.76)
Net asset value, end of period	$17.27		$17.47	$19.90
Market price, end of period	$15.82		$15.59	$19.50
Total Return(c):	5.95%		(13.84)%	1.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$426,117		$431,106	$491,089
Average net assets (000)	$419,370		$465,574	$489,610
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.45	%(f)	1.75%	1.50	%(g)
Expenses before waivers and/or expense reimbursement(e)	2.45	%(f)	1.75%	1.50	%(g)
Net investment income (loss)	4.42	%(f)	3.69%	3.09	%(g)
Portfolio turnover rate(h)	14%		32%	45%
Asset coverage	601%		445%	419%
Total debt outstanding at period-end (000)	$85,000		$125,000	$154,000

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 1.11%, 0.37% and 0.20%, for the six months ended January 31, 2023, year ended July 31, 2022 and period ended July 31, 2021, respectively. Includes tax expense of 0.01% for the period ended July 31, 2021

(f)	Annualized.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    157

Notes to Financial Statements (unaudited)

1.	Organization

PGIM Global High Yield Fund, Inc. (“Global High Yield” or “GHY”), PGIM High Yield Bond Fund, Inc. (“High Yield Bond” or “ISD”) and PGIM Short Duration High Yield Opportunities Fund (“Short Duration High Yield Opportunities” or “SDHY”) (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified, closed-end management investment companies. Global High Yield and High Yield Bond were organized as Maryland corporations on July 23, 2012 and November 14, 2011, respectively. Short Duration High Yield Opportunities was organized as a Maryland statutory trust on May 18, 2020.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
Global High Yield	Provide a high level of current income.
High Yield Bond	Provide a high level of current income.
Short Duration High Yield Opportunities	Provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. Global High Yield and High Yield Bond Board of Directors and Short Duration High Yield Opportunities Board of Trustees (collectively, the “Board Members”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) Pursuant to the Board Member’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business

PGIM Fixed Income Closed-End Funds    159

Notes to Financial Statements (unaudited) (continued)

days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board Members. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange

PGIM Fixed Income Closed-End Funds    161

Notes to Financial Statements (unaudited) (continued)

rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Funds are subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Funds entered into total return swaps to manage its exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

PGIM Fixed Income Closed-End Funds    163

Notes to Financial Statements (unaudited) (continued)

Floating Rate and other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Master Netting Arrangements: The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Funds. A master netting arrangement between the Funds and the counterparty permits the Funds to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Each Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: Certain Funds held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Funds until exercised, sold or expired. Rights are valued at fair value in accordance with the Board Members approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Fixed Income Closed-End Funds    165

Notes to Financial Statements (unaudited) (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders (for purposes of this report the shareholders of SDHY and the stockholders of ISD and GHY are referred to as “shareholders”). Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. The Global High Yield paid approximately $269,000 of Federal exise taxes attributable to calendar year 2022 in March 2023. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds intend to make a level dividend distribution each month to the holders of common stock of ISD and GHY, and to the holders of common shares of beneficial interest (“common shares”) of SDHY (sometimes collectively referred to herein as “shares”). The level dividend rate may be modified by the Board Members from time to time, and will be based upon the past and projected performance and expenses of the Funds. The Funds intend to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Funds an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock/common shares more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Funds intend to rely on this exemptive order. The Board Members may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Each Fund has a management agreement with PGIM Investments. Pursuant to these agreements, PGIM Investments has responsibility for all investment advisory services, supervises the subadviser’s performance of such services and renders administrative services. With respect to ISD and GHY, PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited. With respect to SDHY, PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”).

The management fee paid to the Manager is accrued daily and payable monthly, using the average daily value of the Fund’s investable assets at the respective annual rates specified below. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Fund	Management Fee

Global High Yield	0.85%

High Yield Bond	0.80

Short Duration High Yield Opportunities	1.00

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may enter into certain securities purchase or sale transactions under Board Members approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended January 31,

PGIM Fixed Income Closed-End Funds    167

Notes to Financial Statements (unaudited) (continued)

2023, no 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended January 31, 2023, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Global High Yield	$60,379,276	$56,052,753
High Yield Bond	77,352,263	50,460,934
Short Duration High Yield Opportunities	70,820,229	65,364,349

6.	Tax Information

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of January 31, 2023 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Global High Yield	$753,714,514	$9,020,365	$(137,391,790)	$(128,371,425)
High Yield Bond	651,066,507	10,397,604	(78,810,715)	(68,413,111)
Short Duration High Yield Opportunities	538,557,983	4,583,355	(36,342,359)	(31,759,004)

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the following Funds had a capital loss carryforward as of July 31, 2022 which can be carried forward for an unlimited period. The Global High Yield and High Yield Bond utilized approximately $6,528,000 and $7,448,000, respectively, of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2022. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward
Global High Yield	$104,048,000
High Yield Bond	74,649,000
Short Duration High Yield Opportunities	6,031,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

Global High Yield and High Yield Bond have 1 billion shares of $0.001 par value common stock authorized. Short Duration High Yield Opportunities has authorized an unlimited amount of common shares of beneficial interest with $0.001 par value per share. As of January 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Global High Yield	12,610	0.03%
High Yield Bond	12,830	0.04
Short Duration High Yield Opportunities	6,630	0.03

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Global High Yield	—	—%
High Yield Bond	—	—
Short Duration High Yield Opportunities	—	—
Unaffiliated:
Global High Yield	7	59.7
High Yield Bond	7	62.6
Short Duration High Yield Opportunities	6	74.6

For the reporting period ended January 31, 2023, the Funds did not issue any shares of common stock/common shares in connection with the Funds’ dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

Each Fund has entered into a committed credit facility agreement (the “Credit Facility”). Global High Yield has entered into a credit facility agreement with BNP Paribas Prime Brokerage, Inc.; High Yield Bond and Short Duration High Yield Opportunities have entered into credit facility agreements with The Bank of Nova Scotia (collectively, the “Financial Institutions”) pursuant to which Global High Yield, High Yield Bond and Short Duration High Yield Opportunities may borrow up to a maximum commitment amount of $300 million, $240 million and $250 million, respectively. The Funds will pay interest in the amount of 0.75% plus the 1-month U.S. Dollar London Interbank Offered Rate (LIBOR) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest and Miscellaneous

PGIM Fixed Income Closed-End Funds    169

Notes to Financial Statements (unaudited) (continued)

expense, respectively. The Funds’ obligations under the Credit Facility are secured by the assets of the Funds segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Funds with portfolio leverage and to meet its general cash flow requirements. If the Funds fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Funds may be required to repay immediately, in part or in full, the loan balance outstanding.

The following Funds utilized the credit facility during the reporting period ended January 31, 2023.The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at January 31, 2023
Global High Yield	$90,108,696	4.33%	184	$105,000,000	$105,000,000
High Yield Bond	114,548,913	4.36	184	120,000,000	120,000,000
Short Duration High Yield Opportunities	106,739,130	4.29	184	125,000,000	85,000,000

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institutions to re-hypothecate, a portion of the portfolio securities segregated by the Funds as collateral. The Funds continue to receive interest on re-hypothecated securities. The Funds also have the right under the agreement to recall the re-hypothecated securities from the Financial Institutions on demand. If the Financial Institutions fail to deliver the recalled security in a timely manner, the Funds will be compensated by the Financial Institutions for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institutions, the Funds, upon notice to the Financial Institutions, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Funds will receive a portion of the fees earned by the Financial Institutions in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. For the reporting period ended January 31, 2023, there were no re-hypothecated securities.

9.	Risks of Investing in the Funds

The following is a summary description of principal risks of investing in the Funds. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk

PGIM Fixed Income Closed-End Funds    171

Notes to Financial Statements (unaudited) (continued)

exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the

PGIM Fixed Income Closed-End Funds    173

Notes to Financial Statements (unaudited) (continued)

Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income

PGIM Fixed Income Closed-End Funds    175

Notes to Financial Statements (unaudited) (continued)

and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the

Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which

PGIM Fixed Income Closed-End Funds    177

Notes to Financial Statements (unaudited) (continued)

the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations,

assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Subsequent Event

Dividends to shareholders: On February 28, 2023, Global High Yield and High Yield Bond declared monthly dividends of $0.105 per share and Short Duration High Yield Opportunities declared monthly dividends of $0.108 per share payable on March 31, 2023, April 28, 2023 and May 31, 2023, respectively, to shareholders of record on March 17, 2023, April 14, 2023 and May 12, 2023, respectively. The ex-dates are March 16, 2023, April 13, 2023 and May 11, 2023, respectively.

PGIM Fixed Income Closed-End Funds    179

Other Information (unaudited)

ISD and GHY have elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). SDHY’s Amended and Restated Declaration of Trust provides that SDHY shall be subject to the MCSAA to the same extent as if SDHY were a Maryland corporation that had elected to be subject to the MCSAA by resolution of its board of directors. In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of the applicable Fund reinstate those voting rights at a meeting of stockholders, in each case as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. The manner in which shares of each Fund are held and voted may limit the Fund’s ability to implement the MCSAA provisions. In addition, in situations where funds have sought to create control share provisions in their bylaws (as opposed to being subject to a state control share), recent court decisions have found that such provisions violate Section 18(i) of the 1940 Act.

Portfolio Management. Brian Lalli was added to each Fund’s portfolio management team effective March 16, 2023.

Brian Lalli is a Principal and portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for PGIM Fixed Income’s U.S. Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a BS in Business and Technology and a minor in Economics from Stevens Institute of Technology.

As of March 16th, 2023, Robert Cignarella, Robert Spano, Ryan Kelly, Brian Clapp, Michael Gormally and Brian Lalli of PGIM Fixed Income are primarily responsible for the day-to-day management of each Fund.

Dividend Reinvestment Plan. Unless a common shareholder of SDHY, or a holder of common stock of ISD or GHY (collectively referred to herein as “common shareholders”) elects to receive cash by contacting Computershare Trust Company, N.A, (the “Plan Administrator”), all dividends declared on common shares of SDHY and common stock of ISD and GHY (collectively referred to herein as “Common Shares”) will be automatically reinvested by the Plan Administrator pursuant to the Funds’ Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. The common shareholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee)

by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Shares are registered. Whenever the Funds declare a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus per share fees (as defined below) is equal to or greater than the NAV per Common Share (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date, provided that, if the NAV per Common Share is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value per Common Share plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator for Common Shares may exceed the NAV

PGIM Fixed Income Closed-End Funds    181

Other Information (unaudited) (continued)

per Common Share, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in shares of Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her Common Shares, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to Common Shares issued directly by the Funds. However, each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to the fees described in the preceding paragraph.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Funds upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

The Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, by calling (toll-free) (800) 451-6788, or through the Plan Administrator’s website www.computershare.com/investor.

PGIM Fixed Income Closed-End Funds    183

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

•	Name
•	address, email address, telephone number, and other contact information
•	employment and occupation, demographic, income, and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees
•	video and audio recordings, and biometric data
•	information gathered from your internet or network activity

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	data analytics, modeling, and the deployment of automated tools
•	marketing products and services of Prudential and other companies that may interest you
•	detecting and preventing identity theft, fraud, or misuse of your accounts
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you, administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: https://www.prudential.com/links/privacy-center
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2023

D6021

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare	Computershare	(800) 451-6788
P.O. Box 43078	150 Royall Street	∎ WEBSITE
Providence, RI	Suite 101	pgim.com/investments
02940-3078	Canton, MA 02021

PROXY VOTING

The Board of Directors or Trustees (as applicable) of each Fund has delegated to the Fund’s subadviser(s) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS/TRUSTEES Ellen S. Alberding (GHY and ISD)● Kevin J. Bannon ● Scott E. Benjamin ● Barry H. Evans ● Keith F. Hartstein ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER(S)	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited (SDHY only)	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	P.O. Box 43078 Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS/TRUSTEES

Shareholders can communicate directly with the Board of Directors or Trustees (as applicable) by writing to the Chair of the Board, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Directors or Trustees (as applicable), 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director/Trustee by writing to that Director/Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Funds have also included the certifications of the Funds’ Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Funds’ Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares at market prices.

PGIM FIXED INCOME CLOSED-END FUNDS

Fund	NYSE	CUSIP

PGIM Global High Yield Fund, Inc.	GHY	69346J106

PGIM High Yield Bond Fund, Inc.	ISD	69346H100

PGIM Short Duration High Yield Opportunities Fund	SDHY	69355J104

PICE1000E2

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End

Management Investment Companies – None.

Item 13 – Exhibits

(a)(1) Code of Ethics – Not required, as this is not an annual filing.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as

Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as

Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Global High Yield Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	March 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	March 20, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	March 20, 2023